DRAFT                      EXHIBIT 3(B)
                                                                ------------

                          GENERAL AGENT'S AGREEMENT
                          -------------------------


         AGREEMENT dated ________________ , by and between Lutheran Brotherhood Securities Corp. hereinafter referred to as "LBSC", a Pennsylvania corporation, and ___________________________ hereinafter referred to as "General Agent", an individual.

         WHEREAS, General Agent is a registered representative of LBSC pursuant to a General Agent's Agreement; and

         WHEREAS, General Agent is a General Agent of Lutheran Brotherhood, a Minnesota Corporation ("LB"), the parent of LBSC and/or of Lutheran Brotherhood Variable Insurance Products Company, hereinafter referred to as "LBVIP", a Minnesota Corporation (collectively known as the "Companies"); and

         WHEREAS, LB has the authority to issue variable contracts in certain states and LBVIP has the authority to issue variable contracts in certain other states; and

         WHEREAS, the parties hereto desire that General Agent represent LBSC and the Companies in the sale of the LB's variable contracts in states where LB is so authorized and LBVIP's variable contracts in states where LBVIP is so authorized;

         WITNESSETH: In consideration of the mutual promises contained herein, the parties hereto agree as follows:

A.       DEFINITIONS
         (1) Contracts-The variable universal life insurance contracts and variable annuity contracts which the Companies propose to issue in appropriate states and for which LBSC has been appointed the principal underwriter pursuant to Distribution Agreements.
         (2) The Variable Accounts-The variable life insurance and variable annuity separate accounts established and maintained by the Companies pursuant to the laws of Minnesota to fund the benefits under the Contracts.
         (3) The Fund-An open-end management investment company registered under the 1940 Act, shares of which are sold to the Variable Accounts in connection with the sale of the Contracts.
         (4) Registration Statement-The registration statements and amendments thereto relating to the Contracts, the Variable Accounts, and the Fund, including financial statements and all exhibits.
         (5)    Prospectuses-The prospectuses included within the
                registration statements referred to herein.
         (6)    1933 Act-The Securities Act of 1933, as amended.
         (7)    1934 Act-The Securities Exchange Act of 1934, as amended.
         (8)    1940 Act-The Investment Company Act of 1940, as amended.
         (9)    SEC-The Securities and Exchange Commission.

B.       AGREEMENTS OF LBSC
         (1) Pursuant to the authority delegated to it by the Companies, LBSC hereby authorizes General Agent during the term of this Agreement to solicit and obtain applications for Contracts directly or through LBSC Registered Representatives obtained by and holding under General Agent a written selected Registered Representative Agreement and appointed by the Companies from eligible persons provided that there is an effective Registration Statement relating to such Contracts and provided further that General Agent has been notified by LBSC that the Contracts are qualified for sale under all applicable securities and insurance laws of the state or jurisdiction in which the application will be solicited. In connection with the solicitation of applications for Contracts, General Agent is hereby authorized to offer riders and benefits that are available with the Contracts in accordance with instructions furnished by LBSC, the Companies.
         (2)    LBSC, during the term of this Agreement, will notify
                General Agent of the issuance by the SEC of any stop order with respect to the Registration Statement or any amendments thereto or the initiation of any proceedings for that purpose or for any other purpose relating to the registration and/or offering of the Contracts and of any other action or circumstances that may prevent the lawful sale of the Contracts in any state or jurisdiction.
         (3) During the term of this Agreement, LBSC shall advise General Agent of any amendment to the Registration Statement of any amendment or supplement to any Prospectus.

C.       AGREEMENTS OF GENERAL AGENT
         (1) It is understood and agreed that General Agent is a duly registered representative of LBSC pursuant to a General Agent's Agreement. General Agent agrees to comply with all of the terms and agreements of said General Agent's Agreement which is hereby incorporated herein by reference to the extent it is not inconsistent with the terms herein.
         (2) Commencing at such time as LBSC and General Agent shall agree upon, General Agent agrees to use his/her best efforts to find purchasers for the contracts acceptable to the Companies. In meeting his/her obligation to use his/her best efforts to solicit applications for Contracts, General Agent shall, during the term of this Agreement, engage in the following activities:
                (a) Continuously utilize training, sales and promotional materials which have been approved by the Companies;
                (b) Permit periodic inspection and supervision of his/her sales practices and submit periodic reports to LBSC as may be requested on the results of such inspections and the compliance with procedures.
                (c) General Agent shall not make recommendations to an applicant to purchase a Contract in the absence of reasonable grounds to believe that the purchase of the Contract is suitable for such applicant. While not limited to the following, a determination of suitability shall be based on information furnished to General Agent after reasonable inquiry of such applicant concerning the applicant's insurance and investment objectives, financial situation and needs, and the likelihood that the applicant will continue to make the premium payments contemplated by the Contract.
         (3) All payments for Contracts collected by General Agent shall be held at all times in a fiduciary capacity and shall be remitted promptly in full together with such applications, forms and other required documentation to the Companies as designated by LBSC. Checks or money orders in payment of initial premiums shall be drawn to the order of "Lutheran Brotherhood" or "Lutheran Brotherhood Variable Insurance Products Company", whichever is appropriate. General Agent acknowledges that the Companies retains the ultimate right to control the sale of the Contracts and that the LBSC or the Companies shall have the unconditional right to reject, in whole or in part, any application for the Contract. In the event the Companies or LBSC rejects an application, the Companies immediately will return all payments directly to the purchaser and General Agent will be notified of such action. In the event that any purchaser of a Contract elects to return such Contract pursuant to Rule 6e-3T(b)(13)(viii) of the 1940 Act, any premium paid will be refunded to the purchaser and General Agent will be notified of such action. General Agent will comply with Lutheran Brotherhood's policy on Field Force Fiduciary Responsibility.
         (4) General Agent shall act at all times as an independent contractor in carrying out the duties hereunder and shall not be considered an employee of the Companies or LBSC. As such General Agent shall have full control of his or her daily activities, with the right to exercise independent judgment as to the time, place, and manner of soliciting applications, servicing Contracts, and otherwise carrying out the provisions of this Agreement. General Agent and his/her employees and Registered Representatives obtained by and holding under General Agent shall not hold themselves out to be employees of the Companies or LBSC in this connection or in any dealings with the public.
         (5) General Agent agrees that any material he or she develops, approves or uses for sales, training, explanatory or other purposes in connection with the solicitation of applications for Contracts hereunder (other than generic advertising materials which do not make specific reference to the Contracts) will not be used without the prior written consent of LBSC and, where appropriate, the endorsement of the Companies to be obtained by LBSC.
         (6) Solicitation and other activities by General Agent shall be undertaken only in accordance with applicable laws and regulations. General Agent shall not solicit applications for the contracts until duly licensed and appointed by the Companies as a life insurance and variable contract agent of the Companies in the appropriate states or other jurisdictions. General Agent shall fulfill any training requirements necessary to be licensed. General Agent understands and acknowledges that he/she is not authorized by LBSC or the Companies to give any information or make any representation in connection with this Agreement or the offering of the Contracts other than those contained in the Prospectus or other solicitation material authorized in writing by LBSC or the Companies.
         (7) General Agent shall not represent himself or herself as having any nor shall he or she have authority on behalf of LBSC or the Companies to: make, alter or discharge any Contract or other form; waive any forfeiture, extent the time of paying any premium, or to alter, waive, or forfeit any of the rights of the Companies or LBSC; receive any moneys or premiums due, or to become due, to the Companies, except as set forth in Section C(3) of this Agreement. General Agent shall not expend, nor contract for the expenditure of the funds of LBSC or the Companies, nor shall General Agent possess or exercise any authority on behalf of LBSC or the Companies by this Agreement.
         (8) General Agent shall maintain such records as are required of him/her by applicable laws and regulations. The books, accounts and records of the Companies, the Variable Accounts, LBSC and General Agent relating to the sale of the Contracts shall be maintained so as to clearly and accurately disclose the nature and details of the transactions. All records maintained by General Agent in connection with this Agreement shall be the property of the Companies and shall be returned to the Companies upon termination of this Agreement, free from any claims or retention of rights by General Agent. General Agent shall keep confidential any information obtained pursuant to this Agreement and shall disclose such information, only if the Companies has authorized such disclosure, or if such disclosure is expressly required by applicable federal or state regulatory authorities.
         (9) All business produced and serviced under this Agreement is the property of the Companies and no attempt will be made by General Agent to prejudice the Contract Owners or interfere with the collection of premiums or transfer any existing Contracts to another company or organization. Information regarding names, addresses, ages and all other information and records of Contract owners acquired from the Companies or LBSC and coming into the possession of General Agent during the effective period of this Agreement, or any prior Agreement, are trade secrets wholly owned by the Companies. All forms and other material, including electronic data, whether furnished by the Companies or LBSC or purchased by General Agent, upon which this information is recorded shall be the sole and exclusive property of the Companies.
                General Agent shall return any part or all of such information and records upon the request of the Companies or LBSC. General Agent will safeguard and protect all such information within his or her control from any unauthorized access and use.
         (10) the Companies and LBSC may furnish to General Agent, without charge, certain manuals, forms, records, electronic data, and such other materials and supplies as they may deem advisable to provide. All such property furnished by them shall remain the property of the Companies. In addition, they may offer at General Agent's expense such additional materials and supplies as they believe may be helpful to General Agent.
         (11) The expense of any office, including rental, furniture, and equipment; signs; supplies not furnished by the Companies or LBSC; the salaries of the employees of General Agent; automobile; transportation; telephone; postage; advertising; and all other charges or expense incurred by General Agent in the performance of this Agreement shall be incurred at his/her discretion and paid for by him/her.
         (12) General Agent expressly covenants and agrees that after termination of this Agreement, for any reason, he/she shall not for a period of one year thereafter, nor shall he/she assist, encourage or induce others to do, any of the following things: induce, or attempt to induce, any of the Contract owners to whom he/she or any Registered Representative in his/her General Agency was assigned while this Agreement was in effect, to cancel, lapse, or surrender their contracts with the Companies.
         (13) Upon termination of this Agreement, General Agent will deliver to the Companies, or its authorized representatives, all records, materials, supplies, advertising, licenses, and all other documents pertaining to the Companies, used in carrying out this Agreement.
         (14) General Agent will, at the option of the Companies or LBSC, furnish a fidelity bond for such sum and with such surety as they may require.
         (15) General Agent shall maintain an errors and omissions insurance policy in an amount, form, and surety acceptable to the Companies for the performance of his or her professional services, duties, and obligations.

D.       COMPENSATION
         (1) Pursuant to the Distribution Agreement between LBSC and the Companies, LBSC shall cause the Companies to arrange for the payment of commissions to General Agent as compensation for the sale of each contract sold by General Agent or Registered Representative obtained by and holding under General Agent. The amount of such compensation shall be based on a schedule to be determined by agreement of the Companies and LBSC.
         (2) General Agent shall have no right to withhold or deduct any part of any premium he/she shall receive for purposes of payment of commission or otherwise. General Agent shall have no interest in any compensation paid by the Companies to LBSC, now or hereafter, in connection with the sale of any Contracts hereunder.
         (3) the Companies is hereby given a paramount and prior lien and security interest upon any commissions payable under or as a result of this or any previous agreement and under all agreements amendatory hereof or supplementary hereto, as security for the payment of any claim or indebtedness or reimbursement whatsoever due or to become due to LBVIP, LBSC, LB or any of its subsidiaries or affiliates, from General Agent. Any sums becoming due to General Agent at any time may be applied, directly, by the Companies to the liquidation of any indebtedness or obligation of General Agent to any of the secured parties, but the failure to so apply any sum shall not be deemed a waiver of the Companies' lien on or security interest in any other sums becoming due nor impair its right to so apply such sums.
         (4) Notwithstanding the vesting provisions provided for in the Distribution Agreement and/or the schedule referred to in section D(l) herein, General Agent will forfeit all compensation and any other payments which have otherwise been vested or reserved to General Agent by this or any previous or related Agreement, if this Agreement terminates and any of the following events have occurred or subsequently occur:
                (a) General Agent engages in any form of rebating, directly or indirectly, or if General Agent defaults in the payment to the Companies of any premiums collected by him/her, demands or accepts any remuneration from a Contract Owner, beneficiary, or their representative for services in connection with the payment of any claim under any contract issued by the Companies;
                (b) General Agent fails to deliver to the Companies or its authorized representative any of the following: all records, including electronic data, materials, supplies, advertising, licenses, and all other documents containing the Companies confidential information and/or trade secrets, upon the written request of the Companies;
                (c) General Agent violates any of the applicable federal and state laws, regulations or rules, or commits any fraud, in connection with his or her duties as a General Agent or as a registered representative; or
                (d) General Agent violates any of the covenants set forth in section C(12) herein.

E.       COMPLAINTS AND INVESTIGATIONS
         General Agent and LBSC jointly agree to cooperate fully in any insurance regulatory investigation or proceeding or judicial proceeding arising in connection with the Contracts marketed under this Agreement. General Agent and LBSC further agree to cooperate fully in any securities regulatory investigation or proceeding or judicial proceeding with respect to General Agent, LBSC, or their affiliates and their agents or representatives to the extent that such investigation or proceeding is in connection with Contracts marketed under this Agreement.

F.       TERM OF AGREEMENT
         (1) This Agreement shall continue in force for one year from its effective date and thereafter shall automatically be renewed every year for a further one year period; provided that either party may unilaterally terminate this Agreement upon thirty (30) days' written notice to the other party of its intention to do so.
         (2) Upon termination of this Agreement, all authorizations, rights and obligations under this agreement shall cease except (a) the agreements contained in Section E hereof;
                (b) the indemnity set forth in Section G hereof; (c) the obligations to settle accounts hereunder, including payments on premiums subsequently received for Contracts in effect at the time of termination or issued pursuant to applications received by General Agent prior to termination; and (d) the covenants set forth in Sections C(9), C(12) and C(13).
         (3)    This Agreement will automatically terminate on the first day of the month next following the seventieth birthday of
                General Agent.
         (4) In the event that the General Agent's Agreement between General Agent and Lutheran Brotherhood or the General Agent's Agreement between General Agent and LBSC is terminated, this Agreement will also terminate.
         (5) LBSC may immediately terminate this agreement for breach of any of the covenants and agreements herein by General Agent.

G.       INDEMNITY
         (1) General Agent shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement.
         (2) General Agent agrees to indemnify and hold harmless the Companies and LBSC and each of their current and former directors and officers and each person, if any, who controls or has controlled the Companies or LBSC within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages or liabilities to which the Companies or LBSC and any such director or officer or controlling person may become subject, under the 1933 Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:
                (a) Any unauthorized use of sales materials or any verbal or written misrepresentations or any unlawful sales practices concerning the Contracts by General Agent; or
                (b) The failure of General Agent, his/her employees or Registered Representatives obtained by and holding under General Agent, to comply with the provisions or this Agreement; and General Agent will reimburse the Companies, LBSC, or such director, officer or controlling person in connection with investigating or defending any such loss, claims, damage, liability or action. This indemnity agreement will be in addition to any liability which General Agent may otherwise have.

H.       GENERAL TERMS
         (1) This Agreement shall not be assigned by either party without the written consent of the other.
         (2) This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.
         (3) The forbearance or neglect of LBSC to insist upon strict compliance by General Agent with any of the provisions of this Agreement, whether continuing or not, shall not be construed as a waiver of LBSC's rights or privileges hereunder. No waiver of any right or privilege of LBSC arising from any default or failure of performance by General Agent shall affect the LBSC's rights or privileges in the event of a further default or failure of performance.
         (4) Whenever required for proper interpretation of this Agreement, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders.
         (5) The unenforceability or invalidity of any provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid.
         (6) This Agreement contains the entire understanding of the parties hereto, and no modification hereof or addition hereto shall be binding unless the same is in writing and signed by the parties hereto.
         (7) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permissive assigns, and General Agent's estate, heirs and personal representatives.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                    LUTHERAN BROTHERHOOD
                                    SECURITIES CORP.(LBSC)


                                    By
                                      ------------------------------------



                                    --------------------------------------
                                    (General Agent)

                                       DRAFT                   EXHIBIT 3(b)


                    SELECTED REGISTERED REPRESENTATIVE AGREEMENT
                    --------------------------------------------


         AGREEMENT dated _________ by and between Lutheran Brotherhood Securities Corp. hereinafter referred to as "LBSC", a Pennsylvania corporation, and _____________________ hereinafter referred to as "Registered Representative", an individual.

         WHEREAS, Registered Representative is a registered representative of LBSC pursuant to a Registered Representative's Agreement; and

         WHEREAS, Registered Representative is a District Representative of Lutheran Brotherhood, a Minnesota Corporation, the parent of LBSC and of Lutheran Brotherhood Variable Insurance Products Company, hereinafter referred to as "LBVIP", a Minnesota Corporation; and (collectively known as the "Companies"); and

         WHEREAS, LB has the authority to issue variable contracts in certain states and LBVIP has the authority to issue variable contracts in certain other states; and

         WHEREAS, the parties hereto desire that Registered Representative represent LBSC and the Companies in the sale of the LB's variable contracts in states where LB is so authorized and LBVIP's variable contracts in states where LBVIP is so authorized;

         WITNESSETH: In consideration of the mutual promises contained herein, the parties hereto agree as follows:

A.       DEFINITIONS
         (1) Contracts-The variable universal life insurance contracts and variable annuity contracts which the Companies propose to issue in appropriate states and for which LBSC has been appointed the principal underwriter pursuant to Distribution Agreements.
         (2) The Variable Accounts-The variable life insurance and variable annuity separate accounts established and maintained by the Companies pursuant to the laws of Minnesota to fund the benefits under the Contracts.
         (3) The Fund-An open-end management investment company registered under the 1940 Act, shares of which are sold to the Variable Accounts in connection with the sale of the Contracts.
         (4) Registration Statement-The registration statements and amendments thereto relating to the Contracts, the Variable Accounts, and the Fund, including financial statements and all exhibits.
         (5)    Prospectuses-The prospectuses included within the
                registration statements referred to herein.
         (6)    1933 Act-The Securities Act of 1933, as amended.
         (7)    1934 Act-The Securities Exchange Act of 1934, as amended.
         (8)    1940 Act-The Investment Company Act of 1940, as amended.
         (9)    SEC-The Securities and Exchange Commission.

B.       AGREEMENTS OF LBSC
         (1) Pursuant to the authority delegated to it by the Companies, LBSC hereby authorizes Registered Representative during the term of this Agreement to solicit applications for Contracts from eligible persons provided that there is an effective Registration Statement relating to such Contracts and provided further that Registered Representative has been notified by LBSC that the Contracts are qualified for sale under all applicable securities and insurance laws of the state or jurisdiction in which the application will be solicited. In connection with the solicitation of applications for Contracts, Registered Representative is hereby authorized to offer riders and benefits that are available with the Contracts in accordance with instructions furnished by LBSC or the Companies.
         (2) LBSC, during the term of this Agreement, will notify Registered Representative of the issuance by the SEC of any stop order with respect to the Registration Statement or any amendments thereto or the initiation of any proceedings for that purpose or for any other purpose relating to the registration and/or offering of the Contracts and of any other action or circumstances that may prevent the lawful sale of the Contracts in any state or jurisdiction.
         (3) During the term of this Agreement, LBSC shall advise Registered Representative of any amendment to the Registration Statement of any amendment or supplement to any Prospectus.

C.  AGREEMENTS OF REGISTERED REPRESENTATIVE
         (1) It is understood and agreed that Registered Representative is a duly registered representative of LBSC pursuant to a Registered Representative's Agreement. Registered Representative agrees to comply with all of the terms and agreements of said Registered Representative's Agreement which is hereby incorporated herein by reference to the extent it is not inconsistent with the terms herein.
         (2) Commencing at such time as LBSC and Registered Representative shall agree upon, Registered Representative agrees to use his/her best efforts to find purchasers for the contracts acceptable to the Companies. In meeting its obligation to use its best efforts to solicit applications for Contracts, Registered Representative shall, during the term of this Agreement, engage in the following activities:
                (a) Continuously utilize training, sales and promotional materials which have been approved by the Companies;
                (b) Permit periodic inspection and supervision of his/her sales practices and submit periodic reports to LBSC as may be requested on the results of such inspections and the compliance with procedures.
                (c) Registered Representative shall not make recommendations to an applicant to purchase a Contract in the absence of reasonable grounds to believe that the purchase of the Contract is suitable for such applicant. While not limited to the following, a determination of suitability shall be based on information furnished to Registered Representative after reasonable inquiry of such applicant concerning the applicant's insurance and investment objectives, financial situation and needs, and the likelihood that the applicant will continue to make the premium payments contemplated by the Contract.
         (3) All payments for Contracts collected by Registered Representative shall be held at all times in a fiduciary capacity and shall be remitted promptly in full together with such applications, forms and other required documentation to the Companies as designated by LBSC.
                Checks or money orders in payment of initial premiums shall be drawn to the order of "Lutheran Brotherhood" or "Lutheran Brotherhood Variable Insurance Products Company", which ever is appropriate. Registered Representative acknowledges that the Companies retains the ultimate right to control the sale of the Contracts and that the LBSC or the Companies shall have the unconditional right to reject, in whole or in part, any application for the Contract. In the event the Companies or LBSC rejects an application, the Companies immediately will return all payments directly to the purchaser and Registered Representative will be notified of such action. In the event that any purchaser elects to return a Contract in accordance with the Contract's free look provision, any amounts paid will be refunded pursuant to the law of the state in which the purchaser resides and Registered Representative will be notified of such action. Registered Representative will comply with Lutheran Brotherhood's policy on Field Force Fiduciary Responsibility.
         (4) Registered Representative shall act at all times as an independent contractor in carrying out the duties hereunder and shall not be considered an employee of the Companies or LBSC, except for purposes of the Federal Insurance Contributions Act (26 U.S.C. 3101 et.seq.), and Title II, of the Social Security Act (42 U.S.C. 401 et. seq.). As such Registered Representative shall have full control of his or her daily activities, with the right to exercise independent judgment as to the time, place, and manner of soliciting applications, servicing Contracts, and otherwise carrying out the provisions of this Agreement. Registered Representative and his/her employees shall not hold themselves out to be employees of the Companies or LBSC in this connection or in any dealings with the public.
         (5) Registered Representative agrees that any material he or she develops, approves or uses for sales, training, explanatory or other purposes in connection with the solicitation of applications for Contracts hereunder (other than generic advertising materials which do not make specific reference to the Contracts) will not be used without the prior written consent of LBSC and, where appropriate, the endorsement of the Companies to be obtained by LBSC.
         (6) Solicitation and other activities by Registered Representative shall be undertaken only in accordance with applicable laws and regulations. Registered Representative shall not solicit applications for the contracts until duly licensed and appointed by the Companies as a life insurance and variable contract agent of the Companies in the appropriate states or other jurisdictions. Registered Representative shall fulfill any training requirements necessary to be licensed. Registered Representative understands and acknowledges that he/she is not authorized by LBSC or the Companies to give any information or make any representation in connection with this Agreement or the offering of the Contracts other than those contained in the Prospectus or other solicitation material authorized in writing by LBSC or the Companies.

         (7) Registered Representative shall not represent himself or herself as having any nor shall he or she have authority on behalf of LBSC or the Companies to: make, alter or discharge any Contract or other form; waive any forfeiture, extend the time of paying any premium, or to alter, waive, or forfeit any of the rights of the Companies or LBSC; receive any moneys or premiums due, or to become due, to the Companies, except as set forth in Section C(3) of this Agreement. Registered Representative shall not expend, nor contract for the expenditure of the funds of LBSC or the Companies, nor shall Registered Representative possess or exercise any authority on behalf of LBSC or the Companies by this Agreement.
         (8) Registered Representative shall maintain such records as are required of him/her by applicable laws and regulations. The books, accounts and records of the Companies, the Variable Accounts, LBSC and Registered Representative relating to the sale of the Contracts shall be maintained so as to clearly and accurately disclose the nature and details of the transactions. All records maintained by Registered Representative in connection with this Agreement shall be the property of the Companies and shall be returned to the Companies upon termination of this Agreement, free from any claims or retention of rights by Registered Representative. Registered Representative shall keep confidential any information obtained pursuant to this Agreement and shall disclose such information, only if the Companies has authorized such disclosure, or if such disclosure is expressly required by applicable federal or state regulatory authorities.
         (9) All business produced and serviced under this Agreement is the property of the Companies and no attempt will be made by Registered Representative to prejudice the Contract Owners or interfere with the collection of premiums or transfer any existing Contracts to another company or organization. Information regarding names, addresses, ages and all other information and records of Contract Owners acquired from the Companies or LBSC and coming into the possession of Registered Representative during the effective period of this Agreement, or any prior Agreement, are trade secrets wholly owned by the Companies. All forms and other material, including electronic data, whether furnished by the Companies or LBSC or purchased by Registered Representative, upon which this information is recorded shall be the sole and exclusive property of the Companies. Registered Representative shall return any part or all of such information and records upon the request of the Companies or LBSC. Registered Representative will safeguard and protect all such information within his or her control from any unauthorized access and use.
         (10) the Companies and LBSC may furnish to Registered Representative, without charge, certain manuals, forms, records, electronic data, and such other materials and supplies as they may deem advisable to provide. All such property furnished by them shall remain the property of the Companies. In addition, they may offer at Registered Representative's expense such additional materials and supplies as they believe may be helpful to Registered Representative.
         (11) The expense of any office, including rental, furniture, and equipment; signs; supplies not furnished by the Companies or LBSC; the salaries of the employees of Registered Representative; automobile; transportation; telephone; postage; advertising; and all other charges or expense incurred by Registered Representative in the performance of this Agreement shall be incurred at his/her discretion and paid for by him/her.
         (12) Registered Representative expressly covenants and agrees that after termination of this Agreement, for any reason, he/she shall not for a period of one year thereafter, nor shall he/she assist, encourage or induce others to do, any of the following things: induce, or attempt to induce, any of the Contract holders to whom he/she was the "Writing Registered Representative" or was assigned as the "Servicing or Correspondent Registered Representative" while this Agreement was in effect, to cancel, lapse, or surrender their contracts with the Companies.
         (13) Upon termination of this Agreement, Registered Representative will deliver to the Companies, or its authorized representatives, all records, materials, supplies, advertising, licenses, and all other documents pertaining to the Companies, used in carrying out this Agreement.
         (14) Registered Representative will, at the option of the Companies or LBSC, furnish a fidelity bond for such sum and with such surety as they may require.
         (15) Registered Representative shall maintain an errors and omissions insurance policy in an amount, form, and surety acceptable to the Companies for the performance of his or her professional services, duties, and obligations.

D.       COMPENSATION
         (1) Pursuant to the Distribution Agreement between LBSC and the Companies, LBSC shall cause the Companies to arrange for the payment of commissions to Registered Representative as compensation for the sale of each contract sold by Registered Representative. The amount of such compensation shall be based on a schedule to be determined by agreement of the Companies and LBSC. A copy of the schedule of commission rates has been furnished to the Registered Representative.
         (2) Registered Representative shall have no right to withhold or deduct any part of any premium he/she shall receive for purposes of payment of commission or otherwise. Registered Representative shall have no interest in any compensation paid by the Companies to LBSC, now or hereafter, in connection with the sale of any Contracts hereunder.
         (3) the Companies is hereby given a paramount and prior lien and security interest upon any commissions payable under or as a result of this or any previous agreement and under all agreements amendatory hereof or supplementary hereto, as security for the payment of any claim or indebtedness or reimbursement whatsoever due or to become due to LBVIP, LBSC, or LB or any of its subsidiaries or affiliates, from Registered Representative. Any sums becoming due to Registered Representative at any time may be applied, directly, by the Companies to the liquidation of any indebtedness or obligation of Registered Representative to any of the secured parties, but the failure to so apply any sum shall not be deemed a waiver of the Companies' lien on or security interest in any other sums becoming due nor impair its right to so apply such sums.
         (4) Notwithstanding the vesting provisions provided for in the Distribution Agreement and/or the schedule referred to in section D(l) herein, Registered Representative will forfeit all compensation and any other payments which have otherwise been vested or reserved to Registered Representative by this or any previous or related Agreement, if this Agreement terminates and any of the following events have occurred or subsequently occur:
                (a) Registered Representative engages in any form of rebating, directly or indirectly, or if Registered Representative defaults in the payment to the Companies of any premiums collected by him/her, demands or accepts any remuneration from a Contract Owner, beneficiary, or their representative for services in connection with the payment of any claim under any contract issued by the Companies;
                (b) Registered Representative fails to deliver to the Companies or its authorized representative any of the following: all records, including electronic data, materials, supplies, advertising, licenses, and all other documents containing the Companies confidential information and/or trade secrets, upon the written request of the Companies;
                (c) Registered Representative violates any of the applicable federal and state laws, regulations or rules, or commits any fraud, in connection with his or her duties as a Registered Representative; or
                (d) Registered Representative violates any of the covenants set forth in section C(12) herein.

E.       COMPLAINTS AND INVESTIGATIONS
         Registered Representative and LBSC jointly agree to cooperate fully in any insurance regulatory investigation or proceeding or judicial proceeding arising in connection with the Contracts marketed under this Agreement. Registered Representative and LBSC further agree to cooperate fully in any securities regulatory investigation or proceeding or judicial proceeding with respect to Registered Representative, LBSC, or their affiliates and their agents or representatives to the extent that such investigation or proceeding is in connection with Contracts marketed under this Agreement.

F.       TERM OF AGREEMENT
         (1) Either party may unilaterally terminate this Agreement upon thirty (30) days' written notice to the other party of its intention to do so.
         (2) Upon termination of this Agreement, all authorizations, rights and obligations under this agreement shall cease except (a) the agreements contained in Section E hereof;
                (b) the indemnity set forth in Section G hereof; (c) the obligations to settle accounts hereunder, including payments on premiums subsequently received for Contracts in effect at the time of termination or issued pursuant to applications received by Registered Representative prior to termination; and (d) the covenants set forth in Sections C(9), C(12) and C(13).
         (3) This Agreement will automatically terminate on the first day of the month next following the seventieth birthday of Registered Representative.
         (4) In the event that either the District Representative's Agreement between Registered Representative and Lutheran Brotherhood or the Registered Representative's Agreement between Registered Representative and LBSC is terminated, this Agreement will also terminate.
         (5) LBSC may immediately terminate this agreement for breach of any of the covenants and agreements herein by Registered Representative.

G.       INDEMNITY
         (1) Registered Representative shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement.
         (2) Registered Representative agrees to indemnify and hold harmless the Companies and LBSC and each of their current and former directors and officers and each person, if any, who controls or has controlled the Companies or LBSC within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages or liabilities to which the Companies or LBSC and any such director or officer or controlling person may become subject, under the 1933 Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:
                (a) Any unauthorized use of sales materials or any verbal or written misrepresentations or any unlawful sales practices concerning the Contracts by Registered Representative; or
                (b) The failure of Registered Representative or his/her employees, to comply with the provisions or this Agreement; and Registered Representative will reimburse the Companies, LBSC, or such director, officer or controlling person in connection with investigating or defending any such loss, claims, damage, liability or action. This indemnity agreement will be in addition to any liability which Registered Representative may otherwise have.

H.  GENERAL TERMS
         (1) This Agreement shall not be assigned by either party without the written consent of the other.
         (2) This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.
         (3) The forbearance or neglect of LBSC to insist upon strict compliance by Registered Representative with any of the provisions of this Agreement, whether continuing or not, shall not be construed as a waiver of LBSC's rights or privileges hereunder. No waiver of any right or privilege of LBSC arising from any default or failure of performance by Registered Representative shall affect the LBSC's rights or privileges in the event of a further default or failure of performance.
         (4) Whenever required for proper interpretation of this Agreement, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders.
         (5) The unenforceability or invalidity of any provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid.
         (6) This Agreement contains the entire understanding of the parties hereto, and no modification hereof or addition hereto shall be binding unless the same is in writing and signed by the parties hereto.
         (7) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permissive assigns, and Registered Representative's estate, heirs and personal representatives.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                    LUTHERAN BROTHERHOOD
                                    SECURITIES CORP. (LBSC)

                                    By
                                      --------------------------------------



                                    ----------------------------------------
                                    (Registered Representative)

                       SCHEDULE OF COMMISSION RATES





                                EXHIBIT I

                                EXHIBIT IA




                           LUTHERAN BROTHERHOOD

              LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS






                          Minneapolis, Minnesota











Please file in Compensation Section 7, of the DR Planner

                     THIS PAGE IS INTENTIONALLY BLANK

                          SCHEDULE OF COMMISSION RATES

                               TABLE OF CONTENTS



Cover Page and Table of Contents


EXHIBIT I:


I      Payment Provisions


II.    Life Insurance Contracts (Excluding Flexible Premium Adjustable Life)

         A.  Permanent

               Life; Presidential Plus, Life Paid-Up at 96;
               Partners Presidential Plus, Survivor Presidential Plus

         B.  Renewable and Convertible Term

         C.  Other Term

               Juvenile Protection


III.   Life Insurance Riders (Excluding Riders on Flexible Premium
                               Adjustable Life)

         A.  Issued with Basic Contract

               Renewable and Convertible Term
               Other Term:  Child Term Life Ins. Benefit
               Additional Premium Option (PUA Rider)

         B.  Issued after Basic Contract

               Renewable and Convertible Term
               Other Term:  Child Term Life Ins. Benefit
               Additional Premium Option (PUA Rider)


IV.    Flexible Premium Adjustable Life (UL) - Series I

         A.  1st Year Commission

         B.  Service Commission

         C.  Special Renewal Commission

         D.  Increase Commission per $1,000

         E.  Cost of Living Increase Commission per $1,000

         F.  Riders Added After Issue Commission per $1,000


V.     Flexible Premium Adjustable Life (UL) - Series II

         A.  1st Year Commission

         B.  Service Commission

         C.  Renewal Commission per $1,000

               1.  Face Amount Less Than $250,000
               2.  Face Amount More Than $249,999
               3.  Spouse Insurance Benefit

         D.  Increase Commission per $1,000

               1.  Face Amount Less Than $250,000
               2.  Face Amount More Than $249,999

         E.  Cost of Living Increase Commission per $1,000

               1.  Face Amount Less Than $250,000
               2.  Face Amount More Than $249,999

         F.  Riders Increased/Added After Issue Commission per $1,000


VI.    Flexible Premium Adjustable Life Series (UL) - III, IV and
       Juvenile-Issue

         A.  1st Year Commission

         B.  Additional Commission (Based on Premium)

         C.  Renewal Commission per $1,000 of face amount

               1.  Face Amount Less Than $250,000 and Juvenile-Issue
               2.  Face Amount More Than $249,999 and Less Than $500,000
               3.  Face Amount More Than $499,000
               4.  Spouse Insurance Benefit

         D.  Increase Commission per $1,000

               1.  Face Amount Less Than $250,000 and Juvenile-Issue
               2.  Face Amount More Than $249,999 and Less Than $500,000
               3.  Face Amount More Than $499,000

         E.  Cost of Living Increase Commission per $1,000

               1.  Face Amount Less Than $250,000 and Juvenile-Issue
               2.  Face Amount More Than $249,999 and Less Than $500,000
               3.  Face Amount More Than $499,999

         F.  Riders Increased/Issued After Basic Contract


VII.   Flexible Premium Variable Life (VUL)

         A.  1st Year Commission

         B.  Additional Commission (Based on Premium)

         C.  Renewal Commission per $1,000 of face amount

               1.  Face Amount Less Than $250,000
               2.  Face Amount More Than $249,999
               3.  Spouse Insurance Benefit

         D.  Increase Commission per $1,000

               1.  Face Amount Less Than $250,000
               2.  Face Amount More Than $249,999

         E.  Cost of Living Increase Commission per $1,000

               1.  Face Amount Less Than $250,000
               2.  Face Amount More Than $249,999

         F.  Riders Increased/Issued After Basic Contract


VIII.  Annuity Contracts

         A.  Single Premium

         B.  Flexible Premium Deferred Annuity '89

               Variable Annuity

         C.  Flexible Premium Deferred Annuity - TSA Qualified

         D.  FPDA other than FPDA '89 - Nonqualified


IX.    Health Insurance

         A.  Contracts

         B.  Riders

X.     Supplemental Benefits


XI.    Settlement Options


EXHIBIT IA:  Target Premiums


I.     Flexible Premium Adjustable Life - Series II

         A.  Face Amount Less Than $250,000
         B.  Face Amount More Than $249,999


II.    Flexible Premium Adjustable Life - Series III, IV and Juvenile-Issue

         A.  Face Amount Less Than $250,000 and Juvenile-Issue
         B.  Face Amount More Than $249,000 and Less Than $500,000
         C.  Face Amount More Than $499,999


III.   Riders and Supplemental Benefits


IV.    Special Class


V.     Flexible Premium Variable Life Insurance Riders


Amendments

                                    [BLANK PAGE]

                          SCHEDULE OF COMMISSION RATES
                                    EXHIBIT I



I.    PAYMENT PROVISIONS

      A. First Year Commissions, Renewal Commissions, Increase Commissions, Rider Commissions and for Flexible Premium Variable Life contracts written on or after June 1, 1990, Rollover Commissions are payable to the Representative* who sold the coverage.

      B. Service Commissions, Special Service Commissions, Rollover Commissions for all products except Flexible Premium Variable Life
         (VUL) written after June 1, 1990, and Cost of Living Increase Commissions are payable to the Representative* who is assigned to service the contract at the time the commission is payable.

      C. FREQUENCY OF COMMISSION PAYMENTS

         Commissions will be paid at the same frequency as the related premiums are paid except

         1) First Year Commissions that are expressed as a percent of premiums and all Increase Commissions on contracts for which premiums are paid by Pre-Authorized Collection will be annualized and payable when the contract is issued or increased; except that the additional 3% of all premium paid on Flexible Premium Adjustable Life and Flexible Premium Variable Life and the First Year Commissions on Flexible Premium Annuity and Variable Annuity contracts paid by Pre-Authorized Collection will not be annualized.

         2) Renewal Commissions which are expressed as an amount per $1,000 will be paid monthly.

      D. Recovery of Commissions Previously Paid

         1) If the Society returns all or any portion of a premium payment, any commissions paid to the Representative* on this premium shall be repaid to the Society and the Society shall have the right to recover such commission from any compensation thereafter due and payable to the Representative*.

         2) On Flexible Premium Adjustable Life and Flexible Premium Variable Life Insurance contracts which terminate during the first contract year, First Year Commission will not exceed the sum of a) 3% of all premium paid plus b) the pro rata portion of the First Year Commission based on premium up to target that would be paid if the contract remained in force for the year.

            On Flexible Premium Adjustable Life Insurance Series II, III, IV and Juvenile-Issue and Flexible Premium Variable Life contracts which terminate during the first contract year, First Year Commissions based on premiums up to target will be the product of the First Year Commission rate and the lesser of
            (1) premiums paid and credited on the contract, and
            (2) one-twelfth of the Target Premium times the number of full months the contract remained in force.

            First year Commissions paid will be reduced by the amounts, if any, in excess of those determined above.

      E. Contract Changes and Conversions

         The Society will determine the amount of compensation and which Representative* will be paid the compensation on contract changes (except for the addition of term insurance and health insurance riders) and conversions, the continuation of Juvenile Term Insurance contracts and the rollover of Modified Premium Whole Life contracts. If a contract replaces in whole or in part a contract previously issued by Lutheran Brotherhood or any subsidiary or affiliate, the Society shall have the right to determine what, if any, compensation shall be allowed.

      F. All variable products will be subject to the vesting provisions of
         Section II.C. of the District Representative Agreement.

---------------------------------------
* All references to a Representative include a District Representative and/or a Registered Representative. An appropriate Registered
   Representative license is required before the sale of any variable product.



II.   LIFE INSURANCE CONTRACTS (Excluding Flexible Premium Adjustable Life)


      Commissions are a percentage of the premium due and payable on the basic contract during each contract year (excluding any extra premium paid for aviation or temporary extra premium).


      A. Permanent Life

                                    WHOLE LIFE
                               (Presidential Plus)
                                 LIFE PAID UP AT 96     Survivor
                                 $50,000 AND OVER       Presidential Plus
                  LIFE*           PARTNER PRES.PLUS         (SPLUS)
            ================   =====================   =====================
Number of
 Annual    1st Year  1st Renewal 1st Year  1st Renewal 1st Year  1st Renewal
Premiums   Commission Commission Commission Commission Commission Commission
---------- --------- ---------- ---------- ---------- ---------- -----------
45 and over    65  %    17  %      55  %      17  %      50  %      13  %
   42-44       65       16.5       55         16.5       50         13
   35-41       65       16         55         16         50         13
   32-34       65       15.5       55         15.5       47.5       13
   30-31       62.5     15.5       53         15.5       45         12.5
   27-29       62.5     15         53         15         42.5       12.5
   25-26       60       14.5       51         14.5       40         12
   23-24       57.5     14.5       49         14.5       40         12
    22         55       14.5       47         14.5       40         12
    21         52.5     14.5       46         14.5       40         12
    20         52.5     14.5       45         14.5       40         12
   18-19       50       14         44         14         40         12
    17         50       14         43         14         40         12
   15-16       47.5     14         41         14         40         12
    14         44.5     13.5       39         13.5       40         12
    13         42.5     13.5       37         13.5       N/A        N/A
    12         39       13.5       35         13.5       N/A        N/A
    11         37       13.5       33         13.5       N/A        N/A
    10         35       13.5       31         13.5       N/A        N/A
     9         33       13.0       29         13.0       N/A        N/A
     8         31       13.0       27         13.0       N/A        N/A
     7         29       13.0       25         13.0       N/A        N/A
     6         27       13.0       23         13.0       N/A        N/A
     5         25       13.0       21         13.0       N/A        N/A

*Except as otherwise provided in this schedule.

         2ND AND 3RD RENEWAL COMM.: One-half of the 1st Renewal
                                    Commission rate.
         4TH RENEWAL COMM.:  5%

         5TH, 6TH AND 7TH RENEWAL COMM.:  2%


         On any plan other than Survivor Presidential Plus with premium payable beyond age 85, the number of annual premiums to be paid is determined as though premiums were payable to age 85.


         On a Survivor Presidential Plus plan the number of annual premiums to be paid is the number of annual premiums payable from the joint issue age to age 100.


                                    1st Year                 Renewal
                                   Commission              Commissions
                                   ----------              -----------
         Single Premium Life           3%                      None


      B. Renewable and Convertible Term Insurance Contracts

                                 Commission Rates
             Commission Rates    for Initial Face       Commission Rates
             for Initial Face       Amount More         for Initial Face
             Amount Less Than    Than $499,999 and        Amount More
                 $500,000       Less Than $1,000,000     Than $999,999
            =================   =====================   ====================

            First      First     First     1st - 7th    First     1st - 7th
  Issue      Year     Renewal     Year      Renewal      Year      Renewal
   Age   Commission Commission Commission Commissions Commission Commissions
---------- --------- ---------- ---------- ---------- ---------- -----------
   16-40       45  %    14  %      30  %      10  %      25  %      10  %
   41-43       45       13.5       30         10         25         10
   44-53       45       13         30         10         25         10
   54          43       13         30         10         25         10
   55          43       13         28         10         23.5       10
   56-58       43       12.5       28         10         23.5       10
   59          41.5     12         28         10         23.5       10
   60          41.5     12         26         10         21.5       10
   61-62       40       12         26         10         21.5       10
   63          38.5     12         26         10         21.5       10
   64          37       12         26         10         21.5       10
   65          37       12         24         10         20         10
   66-68       35.5     12         24         10         20         10
   69-70       34       12         24         10         20         10

         Renewal Commission Rates for Initial Face Amount Less
         Than $500,000:

         2ND AND 3RD RENEWAL COMM.: One-half of the 1st Renewal
                                    Commission rate.

         4TH RENEWAL COMMISSION: 5%

         5TH, 6TH AND 7TH RENEWAL COMMISSIONS: 2%


      C. Other Term Insurance Contracts


                                    First Year       First Renewal
                                    Commission        Commission
                                    ----------        ----------
         Juvenile Protector            45%                14%


                                At Attained Age 5   At Attained Age 6
                                -----------------   -----------------
         JumpStart                     45%                14%


         2ND AND 3RD RENEWAL COMM.:    One-half of the 1st Renewal
                                       Commission rate.
         4TH RENEWAL COMMISSION:  5%

         5TH, 6TH AND 7TH RENEWAL COMMISSIONS:  2%



III.  LIFE INSURANCE RIDERS (Excluding Riders On
                             Flexible Premium Adjustable Life)


      Commissions are a percentage of the premium due and payable on the rider during the rider year (excluding any extra premium paid for aviation or temporary extra premium).


      A. Riders issued with the basic contract.


         RENEWABLE AND CONVERTIBLE TERM INSURANCE RIDER:  BASIC AND SPOUSE

                                 Commission Rates
             Commission Rates    for Initial Face       Commission Rates
             for Initial Face       Amount More         for Initial Face
             Amount Less Than    Than $499,999 and        Amount More
                 $500,000       Less Than $1,000,000     Than $999,999
            ================   ======================   ==================

            First      First     First     1st - 7th    First     1st - 7th
  Issue      Year     Renewal     Year      Renewal      Year      Renewal
   Age   Commission Commission Commission Commissions Commission Commissions
---------- --------- ---------- ---------- ---------- ---------- -----------
   16-40       45  %    14  %      30  %      10  %      25  %      10  %
   41-43       45       13.5       30         10         25         10
   44-53       45       13         30         10         25         10
   54          43       13         30         10         25         10
   55          43       13         28         10         23.5       10
   56-58       43       12.5       28         10         23.5       10
   59          41.5     12         28         10         23.5       10
   60          41.5     12         26         10         21.5       10
   61-62       40       12         26         10         21.5       10
   63          38.5     12         26         10         21.5       10
   64          37       12         26         10         21.5       10
   65          37       12         24         10         20         10
   66-68       35.5     12         24         10         20         10
   69-70       34       12         24         10         20         10

                                          Issue
                                         Age of   First Year  First Renewal
                                          Rider   Commission   Commission
                                          -----   ----------   ----------
CHILD TERM LIFE INSURANCE BENEFIT:       All Ages     45%         14%


         Renewal Commission rates for Renewable and Convertible Term Insurance Riders with Initial Face Amount Less Than $500,000 and Child Term Life Insurance Benefit issued with the basic contract:

         2ND AND 3RD RENEWAL COMM.:    One-half of the 1st Renewal
                                       Commission rate.
         4TH RENEWAL COMMISSION:  5%

         5TH, 6TH AND 7TH RENEWAL COMMISSIONS:  2%

         ADDITIONAL PREMIUM OPTION (PUA RIDER)


         The commission is a service commission equal to 3% of all premium paid and credited by the Society whenever paid and credited.


      B. Riders added after issue of the basic contract.

         RENEWABLE AND CONVERTIBLE TERM INSURANCE RIDER:  BASIC AND SPOUSE

                                 Commission Rates
             Commission Rates    for Initial Face       Commission Rates
             for Initial Face       Amount More         for Initial Face
             Amount Less Than    Than $499,999 and        Amount More
                 $500,000       Less Than $1,000,000     Than $999,999
            ================   ======================   ==================

            First      First     First     1st - 7th    First     1st - 7th
  Issue      Year     Renewal     Year      Renewal      Year      Renewal
   Age   Commission Commission Commission Commissions Commission Commissions
---------- --------- ---------- ---------- ---------- ---------- -----------
   16-53    41.5  %      8  %     27.5  %      9  %     22.5  %      9  %
   54       40           8        27.5         9        22.5         9
   55-58    40           8        25.5         9        21           9
   59       38           8        25.5         9        21           9
   60       38           8        23.5         9        19           9
   61-62    36.5         8        23.5         9        19           9
   63       34.5         8        23.5         9        19           9
   64       33           8        23.5         9        19           9
   65       33           8        21.5         9        17.5         9
   66-68    31.5         8        21.5         9        17.5         9
   69-70    30           8        21.5         9        17.5         9

                                          Issue
                                         Age of   First Year  First Renewal
                                          Rider   Commission   Commission
                                          -----   ----------   ----------
         CHILD TERM LIFE
         INSURANCE BENEFIT:              All Ages     45%         14%


         Renewal Commission rates for Renewable and Convertible Term Insurance Riders with Initial Face Amount less than $500,000, Child Term Life Insurance Benefit added after the basic contract:

         2ND AND 3RD RENEWAL COMM.:    One-half of the 1st Renewal
                                       Commission rate.

         4TH RENEWAL COMMISSION:  4% except Child Rider.  Child Rider = 5%

         5TH, 6TH AND 7TH RENEWAL COMMISSIONS:  2%

         ADDITIONAL PREMIUM OPTION (PUA RIDER):


         The commission is a service commission equal to 3% of the premium paid to and credited by the Society whenever paid and credited.



IV.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE - SERIES I


      A. First Year Commission


             Issue Age        Commission Rate
             ---------        ---------------
                0-63               50  %
               64-68               47.5
               69-70               45
               71-72               42.5
                 73                40
               74-75               37.5


         First Year Commission is a percentage of all premium paid and credited in the first contract year up to but not exceeding the amount required to pay the annual cost of insurance, the cost of any supplemental benefits and riders issued with the basic contract and first year loads. Premium paid and credited includes amounts paid for supplemental benefits and riders issued with the basic contract.


      B. Service Commission

         5% of all premium paid and credited whenever paid and credited.


      C. Special Renewal Commission

         This Commission is payable only upon termination of this Agreement on or after the Qualified Early Retirement Date or upon termination of this Agreement due to death as specified in the District Representative Agreement.


             Issue Age      Commission Per $1,000*
             ---------      ----------------------
                 0-25              $.12
                26-50               .24
                51-75               .36


       * One-twelfth of the Special Renewal Commission is paid monthly on the portion of the initial face amount remaining in force each month during the first four renewal years.

                         SCHEDULE OF COMMISSION RATES
                                   EXHIBIT I


     IV.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE - SERIES ICONTINUED

        D. Increase Commission per $1,000* of increase in face amount

  Attained    Male          Female   Attained     Male          Female
    Age   Std.    Nsmkr. Std.   Nsmkr.  Age   Std.    Nsmkr.  Std.   Nsmkr.
===========================================================================
     0    1.68           1.56          38    2.88    2.52    2.28    2.04
     1    1.44   1.32                  39    3.12    2.76    2.52    2.16
     2    1.20   1.20                  40    3.36    2.88    2.64    2.28
     3    1.08   1.08                  41    3.60    3.00    2.88    2.40
     4     .96    .96                  42    3.96    3.24    3.12    2.64
     5     .84    .84                  43    4.32    3.48    3.36    2.76
     6     .72    .72                  44    4.80    3.72    3.60    3.00
     7     .72    .72                  45    5.16    3.96    3.84    3.24
     8     .72    .72                  46    5.64    4.32    4.20    3.48
     9     .72    .72                  47    6.12    4.68    4.44    3.84
    10     .72    .72                  48    6.60    5.16    4.80    4.08
    11     .84    .72                  49    7.08    5.64    5.16    4.44
    12     .96    .84                  50    7.56    6.00    5.52    4.68
    13    1.08    .84                  51    8.04    6.36    5.88    4.92
    14    1.20    .84                  52    8.40    6.72    6.12    5.16
    15    1.32    .96                  53    8.88    7.08    6.48    5.40
    16    1.44   1.08                  54    9.36    7.56    6.72    5.76
    17    1.44   1.08                  55    9.84    7.92    7.08    6.00
    18    1.44   1.20                  56   10.32    8.40    7.44    6.36
    19    1.56   1.32                  57   10.92    8.76    7.80    6.60
    20    1.56   1.44   1.32   1.08    58   11.52    9.24    8.28    6.96
    21    1.56   1.44   1.32   1.20    59   12.12    9.84    8.64    7.32
    22    1.56   1.44   1.32   1.20    60   12.72   10.32    9.12    7.80
    23    1.68   1.56   1.32   1.32    61   13.32   10.92    9.72    8.40
    24    1.68   1.56   1.32   1.32    62   13.92   11.40   10.32    9.00
    25    1.68   1.56   1.32   1.32    63   14.52   12.12   11.04    9.72
    26    1.68   1.56   1.32   1.32    64   15.12   12.72   11.76   10.44
    27    1.80   1.68   1.44   1.32    65   15.84   13.44   12.48   11.16
    28    1.92   1.80   1.56   1.44    66   16.68   14.40   13.20   12.00
    29    1.92   1.80   1.56   1.44    67   17.52   15.36   14.04   12.72
    30    2.04   1.80   1.56   1.44    68   18.48   16.32   14.76   13.56
    31    2.16   1.92   1.68   1.56    69   19.20   17.28   15.36   14.28
    32    2.16   1.92   1.68   1.56    70   19.68   17.88   15.84   14.76
    33    2.16   1.92   1.68   1.56    71   19.44   17.76   15.60   14.64
    34    2.28   2.04   1.80   1.68    72   19.32   17.64   15.48   14.64
    35    2.40   2.16   1.92   1.80    73   19.08   17.64   15.36   14.64
    36    2.52   2.28   2.04   1.90    74   18.84   17.64   15.24   14.64
    37    2.76   2.40   2.16   1.92    75   18.72   17.52   15.12   14.52

Age used is attained age of the insured on the effective date of the increase in face amount of contract or attained age of spouse on the effective date of the increase in the Spouse Insurance Benefit rider. Std.
includes contracts and riders with increased face amounts having premium class "Standard" or "Special"; Nsmkr. includes contracts and riders with increased face amounts having premium class "Nonsmoker" or Nonsmoker
Special".

                         SCHEDULE OF COMMISSION RATES
                                  EXHIBIT I

        IV.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE - SERIES I

E. Cost of Living Increase Commission per $1,000* of increase in face amount

Attained      Male         Female    Attained     Male          Female
   Age     Std.  Nsmkr.  Std.  Nsmkr.  Age    Std.    Nsmkr.  Std.   Nsmkr.
===========================================================================
     1     .48           .36           36     .84     .72     .60     .60
     2     .36           .36           37     .96     .84     .72     .60
     3     .36           .36           38     .96     .84     .72     .60
     4     .24           .24           39    1.08     .96     .84     .72
     5     .24           .24           40    1.08     .96     .84     .72
     6     .24           .24           41    1.20     .96     .96     .72
     7     .24           .24           42    1.32    1.08     .96     .84
     8     .24           .24           43    1.44    1.20    1.08     .96
     9     .24           .24           44    1.56    1.20    1.20     .96
    10     .24           .24           45    1.68    1.32    1.32    1.08
    11     .24           .24           46    1.80    1.44    1.44    1.20
    12     .36           .24           47    1.92    1.56    1.56    1.32
    13     .36           .36           48    2.04    1.68    1.56    1.32
    14     .48           .36           49    2.28    1.92    1.68    1.44
    15     .48           .36           50    2.52    2.04    1.80    1.56
    16     .48           .36           51    2.76    2.16    1.92    1.68
    17     .48           .36           52    2.88    2.28    2.04    1.80
    18     .48           .48           53    3.00    2.40    2.16    1.80
    19     .48           .48           54    3.12    2.52    2.28    1.92
    20     .48    .48    .48    .36    55    3.24    2.64    2.40    2.04
    21     .48    .48    .48    .36    56    3.48    2.76    2.52    2.16
    22     .48    .48    .48    .36    57    3.60    3.00    2.64    2.28
    23     .60    .48    .48    .48    58    3.84    3.24    2.76    2.40
    24     .60    .48    .48    .48    59    4.08    3.36    2.88    2.52
    25     .60    .48    .48    .48    60    4.20    3.48    3.00    2.64
    26     .60    .48    .48    .48    61    4.32    3.60    3.12    2.76
    27     .72    .60    .48    .48    62    4.32    3.60    3.24    2.76
    28     .72    .60    .48    .48    63    4.32    3.60    3.24    2.88
    29     .72    .60    .48    .48    64    4.32    3.60    3.36    3.00
    30     .72    .60    .48    .48    65    4.32    3.60    3.36    3.00
    31     .72    .60    .48    .48    66    4.32    3.72    3.36    3.12
    32     .72    .60    .48    .48    67    4.44    3.72    3.48    3.12
    33     .84    .72    .60    .60    68    4.44    3.72    3.48    3.12
    34     .84    .72    .60    .60    69    4.20    3.60    3.36    3.00
    35     .84    .72    .60    .60    70    3.96    3.60    3.12    3.00

* One-twelfth of Cost of Living Increase Commission on the portion of the increase remaining in force each month after the effective date of the increase is paid monthly for one year after the effective date of the increase. Age used is attained age of the insured on the effective date of the increase in face amount. Std. includes increased face amounts with premium class "Standard" or "Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker
     Special".

                          SCHEDULE OF COMMISSION RATES
                                    EXHIBIT I


         IV.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE - SERIES I

                     F. Riders Issued After Basic Contract

        Spouse Insurance Benefit Commission per $1,000* of face amount

  Issue     Male          Female      Issue     Male           Female
   Age   Std.  Nsmkr.   Std.   Nsmkr.  Age   Std.   Nsmkr.   Std.   Nsmkr.
===========================================================================
   18    2.16           1.80           47    9.00    7.08    6.72    5.64
   19    2.28           1.80           48    9.84    7.80    7.20    6.12
   20    2.28   2.16    1.92   1.68    49   10.56    8.40    7.80    6.60
   21    2.28   2.16    1.92   1.80    50   11.28    9.00    8.28    7.08
   22    2.40   2.16    2.04   1.80    51   12.00    9.60    8.76    7.44
   23    2.40   2.16    2.04   1.80    52   12.60   10.08    9.12    7.80
   24    2.52   2.28    2.04   1.92    53   13.32   10.68    9.60    8.16
   25    2.52   2.28    2.04   1.92    54   14.04   11.28   10.08    8.64
   26    2.64   2.40    2.04   1.92    55   14.76   11.88   10.56    9.00
   27    2.64   2.40    2.16   2.04    56   15.60   12.48   11.04    9.48
   28    2.76   2.52    2.16   2.04    57   16.32   13.20   11.64    9.84
   29    2.88   2.52    2.16   2.04    58   17.28   13.92   12.24   10.32
   30    3.00   2.64    2.28   2.16    59   18.12   14.64   12.84   10.92
   31    3.12   2.76    2.40   2.28    60   19.08   15.48   13.68   11.64
   32    3.24   2.88    2.52   2.28    61   20.04   16.44   14.64   12.60
   33    3.36   3.00    2.64   2.40    62   21.12   17.40   15.72   13.68
   34    3.48   3.12    2.76   2.52    63   22.20   18.36   16.92   14.88
   35    3.60   3.2     2.88   2.64    64   23.28   19.56   18.12   16.08
   36    3.84   3.36    3.00   2.76    65   24.48   20.76   19.32   17.28
   37    4.08   3.60    3.24   2.88    66   25.80   22.20   20.52   18.60
   38    4.32   3.84    3.48   3.12    67   27.36   23.88   21.84   19.92
   39    4.68   4.08    3.72   3.24    68   28.80   25.56   23.16   21.24
   40    5.04   4.32    3.96   3.48    69   30.24   27.12   24.36   22.56
   41    5.52   4.56    4.32   3.72    70   31.44   28.56   25.32   23.64
   42    6.00   4.92    4.56   3.96    71   32.52   29.88   26.28   24.72
   43    6.48   5.16    4.92   4.20    72   33.48   30.96   27.00   25.56
   44    7.08   5.52    5.40   4.44    73   34.20   31.92   27.60   26.28
   45    7.68   6.00    5.76   4.80    74   34.56   32.40   27.96   26.76
   46    8.40   6.48    6.24   5.16    75   34.68   32.64   28.08   27.00

* One-twelfth of the commission on the portion of the face amount of the rider remaining in force each month is paid monthly for one year after the effective date of the rider. Age used is issue age of the spouse.
     Std. includes riders issued with premium class "Standard" or "Special"; Nsmkr. includes riders issued with premium class "Nonsmoker" or "Nonsmoker Special".

           Child Insurance Benefit Commission per $1,000 of face amount
 Commission is $2.76 per $1,000. One-twelfth of the commission is paid monthly.


                         SCHEDULE OF COMMISSION RATES
                                   EXHIBIT I


V.    FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE  --  SERIES II


      A. First Year Commission


         First Year Commission is a percentage of all premiums paid and credited in the first contract year up to but not exceeding the Target Premium. (Target Premiums are illustrated in Exhibit IA).


                Issue Age                    Commission Rate
                ---------                    ---------------
                   0-53                            52%
                  54-58                            50
                  59-60                            48
                  61-62                            46
                   63                              44
                   64                              43
                   65                              42
                  66-67                            41
                   68                              40
                  69-70                            38
                   71                              36
                   72                              34
                   73                              32
                   74                              30
                   75                              28


      B. Service Commission


         3% of all premium paid and credited whenever paid and credited.

                           SCHEDULE OF COMMISSION RATES
                                    EXHIBIT I
       V.    FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE  --  SERIES II
    C. Renewal Commission per $1,000* of face amount (initial or increase)
      1. Basic Contract - Highest Total Face Amount** Less Than $250,000

             Male          Female                Male          Female
   Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.  Nsmkr.  Smkr.   Nsmkr.
===========================================================================
    0    0.12           0.12           38    0.36    0.36    0.36    0.24
    1    0.12           0.12           39    0.36    0.36    0.36    0.24
    2    0.12           0.12           40    0.48    0.36    0.36    0.24
    3    0.12           0.12           41    0.48    0.36    0.36    0.36
    4    0.12           0.12           42    0.48    0.36    0.36    0.36
    5    0.12           0.12           43    0.60    0.48    0.48    0.36
    6    0.12           0.12           44    0.60    0.48    0.48    0.36
    7    0.12           0.12           45    0.60    0.48    0.48    0.36
    8    0.12           0.12           46    0.72    0.48    0.48    0.36
    9    0.12           0.12           47    0.72    0.48    0.60    0.48
   10    0.12           0.12           48    0.84    0.60    0.6     0.48
   11    0.12           0.12           49    0.84    0.60    0.60    0.48
   12    0.12           0.12           50    0.84    0.60    0.60    0.48
   13    0.12           0.12           51    0.96    0.72    0.72    0.60
   14    0.12           0.12           52    0.96    0.72    0.72    0.60
   15    0.12           0.12           53    1.08    0.84    0.84    0.60
   16    0.12           0.12           54    1.20    0.84    0.84    0.72
   17    0.12           0.12           55    1.20    0.96    0.84    0.72
   18    0.12           0.12           56    1.32    0.96    0.96    0.72
   19    0.12           0.12           57    1.44    1.08    0.96    0.84
   20    0.12    0.12   0.12   0.12    58    1.44    1.08    1.08    0.84
   21    0.24    0.12   0.12   0.12    59    1.56    1.20    1.08    0.96
   22    0.24    0.12   0.12   0.12    60    1.68    1.32    1.20    0.96
   23    0.24    0.12   0.12   0.12    61    1.80    1.32    1.32    1.08
   24    0.24    0.24   0.12   0.12    62    1.80    1.44    1.44    1.20
   25    0.24    0.24   0.12   0.12    63    1.92    1.56    1.44    1.32
   26    0.24    0.24   0.12   0.12    64    2.04    1.68    1.56    1.32
   27    0.24    0.24   0.12   0.12    65    2.16    1.80    1.68    1.44
   28    0.24    0.24   0.24   0.12    66    2.28    1.92    1.80    1.56
   29    0.24    0.24   0.24   0.12    67    2.40    2.04    1.80    1.68
   30    0.24    0.24   0.24   0.12    68    2.52    2.16    1.92    1.80
   31    0.24    0.24   0.24   0.24    69    2.64    2.28    2.04    1.80
   32    0.24    0.24   0.24   0.24    70    2.76    2.40    2.16    1.92
   33    0.24    0.24   0.24   0.24    71    2.88    2.64    2.28    2.04
   34    0.24    0.24   0.24   0.24    72    3.12    2.76    2.40    2.16
   35    0.36    0.24   0.24   0.24    73    3.24    3.00    2.52    2.28
   36    0.36    0.24   0.24   0.24    74    3.48    3.12    2.64    2.40
   37    0.36    0.24   0.24   0.24    75    3.60    3.24    2.76    2.64

* One-twelfth of the Renewal Commission on the portion of the initial face amount or increase in face amount remaining in force each month is paid monthly during the first four renewal years after issue or requested increase. Age used is issue age of contract or, for increases in face amount, attained age of the insured on the effective date of the increase. Smkr. includes contracts with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr.
   includes contracts with face amounts/increased face amounts having premium class "Nonsmoker" or "Nonsmoker Special".
** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the total Face Amount after a requested increase.

                       SCHEDULE OF COMMISSION RATES
                                 EXHIBIT I


     V.    FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE  --  SERIES II

   C. Renewal Commission per $1,000* of face amount (initial or increase)

   2. Basic Contract - Highest Total Face Amount** More Than $249,999

            Male          Female                 Male          Female
   Age   Smkr.  Nsmkr.  Smkr. Nsmkr.   Age   Smkr.   Nsmkr   Smkr.  Nsmkr.
===========================================================================
   16    0.12           0.12           46    0.48    0.36    0.36    0.36
   17    0.12           0.12           47    0.60    0.36    0.36    0.36
   18    0.12           0.12           48    0.60    0.48    0.48    0.36
   19    0.12           0.12           49    0.60    0.48    0.48    0.36
   20    0.12   0.12    0.12   0.12    50    0.72    0.48    0.48    0.36
   21    0.12   0.12    0.12   0.12    51    0.72    0.48    0.48    0.36
   22    0.12   0.12    0.12   0.12    52    0.84    0.60    0.60    0.48
   23    0.12   0.12    0.12   0.12    53    0.84    0.60    0.60    0.48
   24    0.12   0.12    0.12   0.12    54    0.84    0.60    0.60    0.48
   25    0.12   0.12    0.12   0.12    55    0.96    0.72    0.72    0.60
   26    0.12   0.12    0.12   0.12    56    0.96    0.72    0.72    0.60
   27    0.12   0.12    0.12   0.12    57    1.08    0.84    0.72    0.60
   28    0.24   0.12    0.12   0.12    58    1.20    0.84    0.84    0.72
   29    0.24   0.12    0.12   0.12    59    1.20    0.96    0.84    0.72
   30    0.24   0.12    0.12   0.12    60    1.32    0.96    0.96    0.72
   31    0.24   0.12    0.12   0.12    61    1.32    1.08    0.96    0.84
   32    0.24   0.24    0.12   0.12    62    1.44    1.08    1.08    0.96
   33    0.24   0.24    0.12   0.12    63    1.56    1.20    1.20    0.96
   34    0.24   0.24    0.12   0.12    64    1.56    1.32    1.20    1.08
   35    0.24   0.24    0.24   0.12    65    1.68    1.32    1.32    1.08
   36    0.24   0.24    0.24   0.12    66    1.80    1.44    1.32    1.20
   37    0.24   0.24    0.24   0.24    67    1.80    1.56    1.44    1.32
   38    0.24   0.24    0.24   0.24    68    1.92    1.68    1.56    1.32
   39    0.36   0.24    0.24   0.24    69    2.04    1.80    1.56    1.44
   40    0.36   0.24    0.24   0.24    70    2.16    1.80    1.68    1.44
   41    0.36   0.24    0.24   0.24    71    2.28    2.04    1.80    1.56
   42    0.36   0.36    0.36   0.24    72    2.40    2.16    1.80    1.68
   43    0.48   0.36    0.36   0.24    73    2.52    2.28    1.92    1.80
   44    0.48   0.36    0.36   0.24    74    2.64    2.40    2.04    1.92
   45    0.48   0.36    0.36   0.24    75    2.76    2.52    2.16    2.04

* One-twelfth of the Renewal Commission on the portion of the initial face amount or increase in face amount remaining in force each month is paid monthly during the first four renewal years after issue or requested increase. Age used is issue age of contract or, for increases in face amount, attained age of the insured on the effective date of the increase. Smkr. includes contracts with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr. includes contracts with face amounts/increased face amounts having premium class "Nonsmoker" or "Nonsmoker Special".

**   The Highest Total Face Amount is the greater of  1) the Initial Face
     Amount or  2) the total Face Amount after a requested increase.

                     SCHEDULE OF COMMISSION RATES
                              EXHIBIT I


      V.    FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE  --  SERIES II

   C. Renewal Commission per $1,000* of face amount (initial or increase)

                     3. Spouse Insurance Benefit

             Male          Female               Male            Female
   Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.  Nsmkr.   Smkr.   Nsmkr.
============================================================================
   16    0.12           0.00           46    0.24    0.12    0.12    0.12
   17    0.12           0.00           47    0.24    0.12    0.24    0.12
   18    0.12           0.00           48    0.36    0.12    0.24    0.12
   19    0.12           0.00           49    0.36    0.12    0.24    0.12
   20    0.12   0.12    0.00   0.00    50    0.36    0.24    0.24    0.12
   21    0.12   0.12    0.00   0.00    51    0.36    0.24    0.24    0.12
   22    0.12   0.12    0.00   0.00    52    0.48    0.24    0.24    0.24
   23    0.12   0.12    0.00   0.00    53    0.48    0.24    0.36    0.24
   24    0.12   0.12    0.12   0.00    54    0.48    0.24    0.36    0.24
   25    0.12   0.12    0.12   0.00    55    0.60    0.36    0.36    0.24
   26    0.12   0.12    0.12   0.00    56    0.60    0.36    0.36    0.24
   27    0.12   0.12    0.12   0.00    57    0.72    0.36    0.36    0.24
   28    0.12   0.12    0.12   0.00    58    0.72    0.48    0.36    0.24
   29    0.12   0.12    0.12   0.00    59    0.84    0.48    0.48    0.24
   30    0.12   0.12    0.12   0.00    60    0.84    0.48    0.48    0.36
   31    0.12   0.12    0.12   0.00    61    0.96    0.60    0.48    0.36
   32    0.12   0.12    0.12   0.00    62    0.96    0.60    0.60    0.36
   33    0.12   0.12    0.12   0.12    63    1.08    0.72    0.60    0.48
   34    0.12   0.12    0.12   0.12    64    1.08    0.72    0.60    0.48
   35    0.12   0.12    0.12   0.12    65    1.20    0.84    0.72    0.48
   36    0.12   0.12    0.12   0.12    66    1.32    0.96    0.72    0.60
   37    0.12   0.12    0.12   0.12    67    1.44    1.08    0.84    0.60
   38    0.12   0.12    0.12   0.12    68    1.56    1.08    0.84    0.72
   39    0.12   0.12    0.12   0.12    69    1.68    1.20    0.96    0.72
   40    0.12   0.12    0.12   0.12    70    1.80    1.32    0.96    0.84
   41    0.12   0.12    0.12   0.12    71    1.92    1.56    1.08    0.96
   42    0.24   0.12    0.12   0.12    72    2.04    1.68    1.20    0.96
   43    0.24   0.12    0.12   0.12    73    2.28    1.80    1.32    1.08
   44    0.24   0.12    0.12   0.12    74    2.40    2.04    1.32    1.20
   45    0.24   0.12    0.12   0.12    75    2.64    2.16    1.44    1.20

* One-twelfth of the Renewal Commission on the portion of the initial rider face amount or increase in rider face amount remaining in force each month is paid monthly during the first four renewal years after issue of the rider or increase of the rider. Age used is issue age of spouse or, for increases in face amount, attained age of the spouse on the effective date of the increase. Smkr. includes riders with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr. includes riders with face amounts/increased face amounts having premium class "Nonsmoker" or Nonsmoker Special".



                         SCHEDULE OF COMMISSION RATES
                                  EXHIBIT I

       V.    FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE  --  SERIES II

        D. Increase Commission per $1,000* of increase in face amount
     1. Basic Contract - Highest Total Face Amount** Less Than $250,000

Attained     Male          Female    Attained    Male           Female
   Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.  Nsmkr.   Smkr.   Nsmkr.
============================================================================
    0    1.56           1.56           38    5.04    4.08    3.96    3.48
    1    1.56           1.56           39    5.28    4.20    4.20    3.72
    2    1.56           1.56           40    5.64    4.44    4.44    3.84
    3    1.56           1.56           41    6.12    4.80    4.80    4.08
    4    1.56           1.56           42    6.72    5.16    5.16    4.32
    5    1.56           1.56           43    7.20    5.52    5.52    4.44
    6    1.56           1.56           44    7.68    5.76    5.76    4.80
    7    1.56           1.56           45    8.28    6.12    6.12    4.92
    8    1.56           1.56           46    8.88    6.60    6.60    5.28
    9    1.56           1.56           47    9.60    6.96    7.08    5.52
   10    1.56           1.56           48   10.20    7.44    7.44    5.88
   11    1.68           1.56           49   10.80    7.92    7.92    6.24
   12    1.68           1.56           50   11.52    8.40    8.28    6.60
   13    1.68           1.68           51   12.36    9.00    8.88    7.08
   14    1.80           1.68           52   13.20    9.72    9.60    7.56
   15    1.80           1.68           53   14.16   10.32   10.20    8.16
   16    1.92           1.68           54   14.52   10.68   10.44    8.28
   17    2.04           1.68           55   15.36   11.28   11.04    8.76
   18    2.16           1.68           56   16.44   12.24   11.76    9.48
   19    2.16           1.80           57   17.52   13.20   12.60   10.20
   20    2.28   2.04    1.80    1.56   58   18.60   14.04   13.44   10.92
   21    2.40   2.16    1.80    1.68   59   18.84   14.40   13.68   11.04
   22    2.52   2.16    1.92    1.80   60   19.92   15.24   14.40   11.76
   23    2.52   2.28    2.04    1.80   61   20.16   15.72   14.88   12.36
   24    2.64   2.40    2.16    1.92   62   21.36   16.80   15.96   13.44
   25    2.76   2.40    2.16    2.04   63   21.48   17.16   16.32   13.92
   26    2.88   2.52    2.28    2.04   64   22.08   17.76   16.92   14.52
   27    3.00   2.64    2.28    2.16   65   22.56   18.36   17.52   15.24
   28    3.00   2.64    2.40    2.16   66   23.28   19.32   18.00   15.84
   29    3.24   2.76    2.52    2.28   67   24.48   20.76   18.96   16.92
   30    3.36   2.88    2.52    2.28   68   25.20   21.60   19.44   17.52
   31    3.48   3.00    2.64    2.40   69   25.08   21.72   19.44   17.52
   32    3.60   3.00    2.76    2.52   70   26.28   23.04   20.28   18.48
   33    3.72   3.24    2.88    2.64   71   26.40   23.40   20.28   18.72
   34    3.84   3.24    3.00    2.64   72   26.28   23.64   20.16   18.72
   35    3.96   3.36    3.12    2.76   73   26.16   23.52   20.04   18.60
   36    4.32   3.60    3.36    3.00   74   25.80   23.40   19.68   18.48
   37    4.56   3.84    3.60    3.24   75   25.20   23.04   19.20   18.12

Age used is attained age of the insured on the effective date of the requested increase in face amount. Smkr. includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special".

**   The Highest Total Face Amount is the greater of  1) the Initial Face
     Amount or  2) the total Face Amount after a requested increase.

                    SCHEDULE OF COMMISSION RATES
                             EXHIBIT I


   V.    FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE  --  SERIES II

      D. Increase Commission per $1,000* of increase in face amount

    2. Basic Contract - Highest Total Face Amount** More Than $249,999

Attained     Male          Female   Attained     Male           Female
   Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.  Nsmkr.   Smkr.   Nsmkr.
============================================================================
   16    1.44           1.20           46    6.84    5.04    5.16    4.08
   17    1.56           1.32           47    7.32    5.40    5.40    4.32
   18    1.68           1.32           48    7.92    5.76    5.76    4.56
   19    1.68           1.32           49    8.40    6.12    6.00    4.80
   20    1.80   1.68    1.32   1.20    50    8.88    6.48    6.48    5.04
   21    1.92   1.68    1.44   1.20    51    9.60    6.96    6.84    5.40
   22    1.92   1.68    1.44   1.32    52   10.20    7.44    7.32    5.88
   23    2.04   1.80    1.56   1.44    53   10.92    8.04    7.92    6.24
   24    2.16   1.92    1.68   1.44    54   11.16    8.28    8.04    6.48
   25    2.16   1.92    1.68   1.56    55   11.88    8.76    8.52    6.84
   26    2.28   1.92    1.80   1.68    56   12.72    9.48    9.12    7.32
   27    2.28   2.04    1.80   1.68    57   13.56   10.20    9.72    7.92
   28    2.40   2.16    1.92   1.68    58   14.40   10.92   10.32    8.40
   29    2.52   2.16    1.92   1.80    59   14.62   11.16   10.56    8.52
   30    2.52   2.28    2.04   1.80    60   15.36   11.76   11.16    9.12
   31    2.64   2.28    2.16   1.92    61   15.60   12.12   11.52    9.60
   32    2.76   2.40    2.16   1.92    62   16.44   13.08   12.36   10.32
   33    2.88   2.52    2.28   2.04    63   16.68   13.32   12.60   10.80
   34    3.00   2.52    2.28   2.16    64   16.92   13.68   12.96   11.16
   35    3.12   2.64    2.40   2.16    65   17.40   14.28   13.56   11.76
   36    3.36   2.76    2.64   2.28    66   17.88   14.88   13.92   12.24
   37    3.60   2.88    2.76   2.52    67   18.84   15.96   14.64   13.08
   38    3.84   3.12    3.00   2.64    68   19.56   16.68   15.12   13.56
   39    4.08   3.36    3.24   2.88    69   19.08   16.68   14.88   13.44
   40    4.32   3.48    3.48   3.00    70   20.04   17.64   15.48   14.16
   41    4.80   3.72    3.72   3.12    71   20.52   18.24   15.84   14.52
   42    5.16   3.96    3.96   3.36    72   20.16   18.00   15.48   14.28
   43    5.52   4.20    4.20   3.48    73   20.04   18.12   15.36   14.28
   44    6.00   4.44    4.44   3.72    74   19.80   18.00   15.12   14.16
   45    6.36   4.80    4.80   3.84    75   19.32   17.76   14.76   13.92


Age used is attained age of the insured on the effective date of the requested increase in face amount. Smkr. includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special".


**   The Highest Total Face Amount is the greater of  1) the Initial Face
     Amount or  2) the total Face Amount after a requested increase.


                          SCHEDULE OF COMMISSION RATES
                                    EXHIBIT I


      V.    FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE  --  SERIES II

E. Cost of Living Increase Commission per $1,000* of increase in face amount

          1. Highest Total Face Amount** Less Than $250,000 (Band 1)

Attained     Male         Female    Attained     Male           Female
   Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
============================================================================
    0    0.48           0.48           33    1.08    0.96    0.84    0.72
    1    0.48           0.48           34    1.08    0.96    0.84    0.72
    2    0.48           0.48           35    1.20    0.96    0.84    0.84
    3    0.48           0.48           36    1.20    1.08    0.96    0.84
    4    0.48           0.48           37    1.32    1.08    1.08    0.96
    5    0.48           0.48           38    1.44    1.20    1.08    0.96
    6    0.48           0.48           39    1.56    1.20    1.20    1.08
    7    0.48           0.48           40    1.56    1.32    1.32    1.08
    8    0.48           0.48           41    1.80    1.44    1.44    1.20
    9    0.48           0.48           42    1.92    1.44    1.44    1.20
   10    0.48           0.48           43    2.04    1.56    1.56    1.32
   11    0.48           0.48           44    2.28    1.68    1.68    1.32
   12    0.48           0.48           45    2.40    1.80    1.80    1.44
   13    0.48           0.48           46    2.52    1.92    1.92    1.56
   14    0.48           0.48           47    2.76    2.04    2.04    1.56
   15    0.48           0.48           48    2.88    2.16    2.16    1.68
   16    0.60           0.48           49    3.12    2.28    2.28    1.80
   17    0.60           0.48           50    3.36    2.40    2.40    1.92
   18    0.60           0.48           51    3.60    2.64    2.52    2.04
   19    0.60           0.48           52    3.84    2.76    2.76    2.16
   20    0.72   0.60    0.48   0.48    53    4.08    3.00    2.88    2.28
   21    0.72   0.60    0.48   0.48    54    4.20    3.12    3.00    2.40
   22    0.72   0.60    0.60   0.48    55    4.44    3.24    3.12    2.52
   23    0.72   0.72    0.60   0.48    56    4.68    3.48    3.36    2.76
   24    0.72   0.72    0.60   0.60    57    5.04    3.84    3.60    2.88
   25    0.84   0.72    0.60   0.60    58    5.40    4.08    3.84    3.12
   26    0.84   0.72    0.60   0.60    59    5.40    4.20    3.96    3.24
   27    0.84   0.72    0.72   0.60    60    5.76    4.44    4.20    3.36
   28    0.84   0.72    0.72   0.60    61    5.88    4.56    4.32    3.60
   29    0.96   0.84    0.72   0.60    62    6.12    4.80    4.56    3.84
   30    0.96   0.84    0.72   0.72    63    6.24    4.92    4.68    3.96
   31    0.96   0.84    0.72   0.72    64    6.36    5.16    4.92    4.20
   32    1.08   0.84    0.84   0.72

Age used is attained age of the insured on the effective date of the increase in face amount. Smkr. includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special.

**   The Highest Total Face Amount is the greater of  1) the Initial Face
     Amount or  2) the total Face Amount after a requested increase.

Please note:  A COLA increase alone will not trigger a change to the next higher band.

                           SCHEDULE OF COMMISSION RATES
                                    EXHIBIT I


   V.    FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE  --  SERIES II

E. Cost of Living Increase Commission per $1,000* of increase in face amount

       2. Highest Total Face Amount** More Than $249,999 (Band 2)

Attained    Male          Female    Attained     Male           Female
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.   Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
============================================================================
   16    0.48           0.36           41    1.32    1.08    1.08    0.84
   17    0.48           0.36           42    1.44    1.20    1.20    0.96
   18    0.48           0.36           43    1.56    1.20    1.20    0.96
   19    0.48           0.36           44    1.68    1.32    1.32    1.08
   20    0.48   0.48    0.36   0.36    45    1.80    1.32    1.44    1.08
   21    0.48   0.48    0.36   0.36    46    1.92    1.44    1.44    1.20
   22    0.60   0.48    0.48   0.36    47    2.16    1.56    1.56    1.20
   23    0.60   0.48    0.48   0.36    48    2.28    1.68    1.68    1.32
   24    0.60   0.48    0.48   0.48    49    2.40    1.80    1.80    1.44
   25    0.60   0.48    0.48   0.48    50    2.52    1.92    1.80    1.44
   26    0.60   0.60    0.48   0.48    51    2.76    2.04    1.92    1.56
   27    0.72   0.60    0.48   0.48    52    3.00    2.16    2.16    1.68
   28    0.72   0.60    0.48   0.48    53    3.12    2.28    2.28    1.80
   29    0.72   0.60    0.60   0.48    54    3.24    2.40    2.28    1.80
   30    0.72   0.60    0.60   0.48    55    3.36    2.52    2.40    1.92
   31    0.72   0.72    0.60   0.48    56    3.60    2.76    2.64    2.16
   32    0.84   0.72    0.60   0.60    57    3.84    2.88    2.76    2.28
   33    0.84   0.72    0.60   0.60    58    4.08    3.12    3.00    2.40
   34    0.84   0.72    0.72   0.60    59    4.20    3.24    3.00    2.40
   35    0.84   0.72    0.72   0.60    60    4.44    3.36    3.24    2.64
   36    0.96   0.84    0.72   0.72    61    4.56    3.48    3.36    2.76
   37    1.08   0.84    0.84   0.72    62    4.80    3.72    3.60    3.00
   38    1.08   0.84    0.84   0.72    63    4.80    3.84    3.60    3.12
   39    1.20   0.96    0.96   0.84    64    4.92    3.96    3.72    3.24
   40    1.20   0.96    0.96   0.84

Age used is attained age of the insured on the effective date of the increase in face amount. Smkr. includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special".

**  The Highest Total Face Amount is the greater of  1) the Initial Face
    Amount or  2) the total Face Amount after a requested increase.

Please note:  A COLA increase alone will not trigger a change to the next higher band.

                      SCHEDULE OF COMMISSION RATES
                               EXHIBIT I


     V.    FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE  --  SERIES II

              F. Riders Increased/Issued After Basic Contract

       Spouse Insurance Benefit Commission per $1,000* of face amount

             Male          Female                Male           Female
   Age   Smkr.  Nsmkr.  Smkr.  Nsmkr. Age    Smkr.   Nsmkr.  Smkr.   Nsmkr.
============================================================================
   16    0.96           0.48           46    3.36    1.92    2.28    1.44
   17    0.96           0.48           47    3.60    1.92    2.40    1.68
   18    0.96           0.48           48    3.96    2.16    2.52    1.68
   19    0.96                  0.48    49    4.32    2.16    2.64    1.80
   20    1.08   0.84    0.60   0.48    50    4.68    2.40    2.88    1.92
   21    1.08   0.84    0.60   0.48    51    5.16    2.52    3.12    2.28
   22    1.08   0.84    0.60   0.48    52    5.76    3.00    3.48    2.40
   23    1.20   0.84    0.60   0.48    53    6.36    3.36    3.96    2.64
   24    1.20   0.84    0.84   0.60    54    6.72    3.60    4.20    2.76
   25    1.20   0.84    0.84   0.60    55    7.32    3.96    4.44    3.00
   26    1.20   0.84    0.84   0.60    56    7.92    4.44    4.80    3.12
   27    1.20   0.84    0.84   0.60    57    8.52    4.92    5.04    3.24
   28    1.20   0.84    0.84   0.60    58    9.24    5.28    5.28    3.36
   29    1.32   0.96    0.84   0.60    59    9.48    5.52    5.16    3.48
   30    1.44   0.96    0.96   0.60    60   10.32    6.24    5.52    3.60
   31    1.44   0.96    0.96   0.60    61   10.68    6.72    5.88    3.84
   32    1.56   0.96    0.96   0.72    62   11.40    7.32    6.36    4.32
   33    1.56   0.96    1.08   0.84    63   11.64    7.68    6.48    4.68
   34    1.56   0.96    1.20   0.96    64   12.24    8.16    6.96    5.04
   35    1.68   1.08    1.20   0.96    65   12.84    8.76    7.32    5.40
   36    1.68   1.08    1.32   0.96    66   13.56    9.48    7.68    5.88
   37    1.80   1.08    1.44   1.08    67   14.52   10.44    8.28    6.48
   38    1.92   1.20    1.56   1.20    68   15.36   11.28    8.64    6.96
   39    2.04   1.20    1.56   1.20    69   15.72   11.76    8.88    7.20
   40    2.16   1.32    1.56   1.20    70   17.04   13.08    9.60    7.92
   41    2.28   1.32    1.68   1.20    71   17.52   13.56    9.84    8.16
   42    2.40   1.44    1.68   1.20    72   17.76   14.04    9.96    8.28
   43    2.64   1.56    1.80   1.20    73   18.00   14.52   10.08    8.52
   44    2.88   1.68    1.92   1.20    74   18.36   14.88   10.20    8.64
   45    3.12   1.68    2.04   1.32    75   18.48   15.36   10.20    8.76

Age used is issue age of the spouse or, for increases in face amount, attained age of the spouse on the effective date of the increase.
Smkr. includes riders with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr. includes riders with face amounts/increased face amounts having premium class "Nonsmoker" or "Nonsmoker Special".

     Child Insurance Benefit Commission per $1,000 of face amount

                 Commission is $3.00 per $1,000.
          One-twelfth of the commission is paid monthly.


                           SCHEDULE OF COMMISSION RATES
                                   EXHIBIT I


VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE - SERIES III, IV AND
      JUVENILE-ISSUE

      A. First Year Commission

         First Year Commission is a percentage of all premium paid and credited in the first contract year up to but not exceeding the Target Premium. (Target Premiums are illustrated in Exhibit IA).


                     Issue Age                    Commission Rate
                     ---------                    ---------------
                        0-53                            52  %
                       54-58                            50
                       59-60                            48
                       61-62                            46
                        63                              44
                        64                              43
                        65                              42
                       66-67                            41
                        68                              40
                       69-70                            38
                        71                              36
                        72                              34
                        73                              32
                        74                              30
                        75                              28
                        76                              26
                        77                              24.5
                        78                              23
                        79                              21.5
                        80                              20


         For contracts issued on or after June 1, 1990, an additional First Year Commission is 3% of all premium paid and credited whenever paid and credited during the first year.


      B. Additional commission based on premium

         1. For contracts issued on or after June 1, 1990, a Renewal Commission based on premium is paid equal to 3% of all premium paid and credited whenever paid and credited in contract year 2 or later.

         2. For contracts issued before June 1, 1990, a Service Commission is paid equal to 3% of all premium paid and credited whenever paid and credited.

                        SCHEDULE OF COMMISSION RATES
                                  EXHIBIT I

             VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                       SERIES III, IV AND JUVENILE-ISSUE

   C. Renewal Commission per $1,000* of face amount (initial or increase)

            1. Basic Contract - Highest Total Face Amount** of
                    Series III and IV Less Than $250,000
             (No limit on face amount of Juvenile-Issue contract)

             Male          Female                Male           Female
   Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
============================================================================
    0    0.12           0.12           41    0.48    0.36    0.36    0.36
    1    0.12           0.12           42    0.48    0.36    0.36    0.36
    2    0.12           0.12           43    0.60    0.48    0.48    0.36
    3    0.12           0.12           44    0.60    0.48    0.48    0.36
    4    0.12           0.12           45    0.60    0.48    0.48    0.36
    5    0.12           0.12           46    0.72    0.48    0.48    0.36
    6    0.12           0.12           47    0.72    0.48    0.60    0.48
    7    0.12           0.12           48    0.72    0.60    0.60    0.48
    8    0.12           0.12           49    0.84    0.60    0.60    0.48
    9    0.12           0.12           50    0.84    0.60    0.60    0.48
   10    0.12           0.12           51    0.96    0.72    0.72    0.60
   11    0.12           0.12           52    0.96    0.72    0.72    0.60
   12    0.12           0.12           53    1.08    0.72    0.84    0.60
   13    0.12           0.12           54    1.20    0.84    0.84    0.72
   14    0.12           0.12           55    1.20    0.84    0.84    0.72
   15    0.12           0.12           56    1.32    0.96    0.96    0.72
   16    0.12           0.12           57    1.44    0.96    0.96    0.84
   17    0.12           0.12           58    1.44    1.08    1.08    0.84
   18    0.12           0.12           59    1.56    1.20    1.08    0.96
   19    0.12           0.12           60    1.68    1.32    1.20    0.96
   20    0.12   0.12    0.12   0.12    61    1.80    1.32    2.04    1.08
   21    0.24   0.12    0.12   0.12    62    1.80    1.44    1.44    1.20
   22    0.24   0.12    0.12   0.12    63    1.92    1.56    1.44    1.32
   23    0.24   0.12    0.12   0.12    64    2.04    1.68    1.56    1.32
   24    0.24   0.24    0.12   0.12    65    2.16    1.80    1.68    1.44
   25    0.24   0.24    0.12   0.12    66    2.28    1.92    1.80    1.56
   26    0.24   0.24    0.12   0.12    67    2.40    2.04    1.80    1.68
   27    0.24   0.24    0.12   0.12    68    2.52    2.16    1.92    1.80
   28    0.24   0.24    0.24   0.12    69    2.64    2.28    2.04    1.80
   29    0.24   0.24    0.24   0.12    70    2.76    2.40    2.16    1.92
   30    0.24   0.24    0.24   0.12    71    2.88    2.64    2.28    2.04
   31    0.24   0.24    0.24   0.24    72    3.12    2.76    2.40    2.16
   32    0.24   0.24    0.24   0.24    73    3.24    3.00    2.52    2.28
   33    0.24   0.24    0.24   0.24    74    3.48    3.12    2.64    2.40
   34    0.24   0.24    0.24   0.24    75    3.60    3.24    2.76    2.64
   35    0.36   0.24    0.24   0.24    76    3.72    3.48    2.88    2.76
   36    0.36   0.24    0.24   0.24    77    3.96    3.60    3.00    2.88
   37    0.36   0.24    0.24   0.24    78    4.08    3.84    3.12    3.00
   38    0.36   0.36    0.36   0.24    79    4.32    3.96    3.24    3.12
   39    0.36   0.36    0.36   0.24    80    4.44    4.20    3.36    3.24
   40    0.48   0.36    0.36   0.24


* One-twelfth of the Renewal Commission on the portion of the initial face amount or increase in face amount remaining in force each month is paid monthly during the first four renewal years after issue or requested increase. Age used is issue age of contract or, for increases in face amount, attained age of the insured on the effective date of the increase. Smkr. includes contracts with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr.
   includes contracts with face amounts/increased face amounts having premium class "Nonsmoker" or "Nonsmoker Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the total Face Amount after a requested increase.


                       SCHEDULE OF COMMISSION RATES
                                  EXHIBIT I

             VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                              SERIES III AND IV

  C. Renewal Commission per $1,000* of face amount (initial or increase)

           2. Basic Contract - Highest Total Face Amount**
                               More Than $249,999 and Less Than $500,000

            Male           Female                Male          Female
   Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr. Smkr.   Nsmkr.
============================================================================
   20    0.12   0.12    0.12   0.12    51    0.72    0.48    0.48    0.36
   21    0.12   0.12    0.12   0.12    52    0.72    0.60    0.60    0.48
   22    0.12   0.12    0.12   0.12    53    0.84    0.60    0.60    0.48
   23    0.12   0.12    0.12   0.12    54    0.84    0.60    0.60    0.48
   24    0.12   0.12    0.12   0.12    55    0.96    0.72    0.72    0.60
   25    0.12   0.12    0.12   0.12    56    0.96    0.72    0.72    0.60
   26    0.12   0.12    0.12   0.12    57    1.08    0.84    0.72    0.60
   27    0.12   0.12    0.12   0.12    58    1.08    0.84    0.84    0.72
   28    0.24   0.12    0.12   0.12    59    1.20    0.96    0.84    0.72
   29    0.24   0.12    0.12   0.12    60    1.32    0.96    0.96    0.72
   30    0.24   0.12    0.12   0.12    61    1.32    1.08    0.96    0.84
   31    0.24   0.12    0.12   0.12    62    1.44    1.08    1.08    0.96
   32    0.24   0.24    0.12   0.12    63    1.56    1.20    1.20    0.96
   33    0.24   0.24    0.12   0.12    64    1.56    1.32    1.20    1.08
   34    0.24   0.24    0.12   0.12    65    1.68    1.32    1.32    1.08
   35    0.24   0.24    0.24   0.12    66    1.80    1.44    1.32    1.20
   36    0.24   0.24    0.24   0.12    67    1.80    1.56    1.44    1.32
   37    0.24   0.24    0.24   0.24    68    1.92    1.68    1.56    1.32
   38    0.24   0.24    0.24   0.24    69    2.04    1.80    1.56    1.44
   39    0.36   0.24    0.24   0.24    70    2.16    1.80    1.68    1.44
   40    0.36   0.24    0.24   0.24    71    2.28    2.04    1.80    1.56
   41    0.36   0.24    0.24   0.24    72    2.40    2.16    1.80    1.68
   42    0.36   0.36    0.36   0.24    73    2.52    2.28    1.92    1.80
   43    0.48   0.36    0.36   0.24    74    2.64    2.40    2.04    1.92
   44    0.48   0.36    0.36   0.24    75    2.76    2.52    2.16    2.04
   45    0.48   0.36    0.36   0.24    76    2.88    2.64    2.16    2.04
   46    0.48   0.36    0.36   0.36    77    3.00    2.76    2.28    2.16
   47    0.60   0.36    0.36   0.36    78    3.12    3.00    2.40    2.28
   48    0.60   0.48    0.48   0.36    79    3.24    3.12    2.52    2.40
   49    0.60   0.48    0.48   0.36    80    3.48    3.24    2.64    2.52
   50    0.72   0.48    0.48   0.36

* One-twelfth of the Renewal Commission on the portion of the initial face amount or increase in face amount remaining in force each month is paid monthly during the first four renewal years after issue or requested increase. Age used is issue age of contract or, for increases in face amount, attained age of the insured on the effective date of the increase. Smkr. includes contracts with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr.
   includes contracts with face amounts/increased face amounts having premium class "Nonsmoker" or "Nonsmoker Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the total Face Amount after a requested increase.

                    SCHEDULE OF COMMISSION RATES
                              EXHIBIT I


          VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                          SERIES III AND IV

C. Renewal Commission per $1,000* of face amount (initial or increase)

  3. Basic Contract - Highest Total Face Amount** More Than $499,999

             Male          Female                Male           Female
   Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.  Nsmkr.   Smkr.   Nsmkr.
============================================================================
   20    0.12   0.12    0.12   0.12    51    0.48    0.36    0.36    0.24
   21    0.12   0.12    0.12   0.12    52    0.48    0.36    0.36    0.36
   22    0.12   0.12    0.12   0.12    53    0.60    0.36    0.36    0.36
   23    0.12   0.12    0.12   0.12    54    0.60    0.48    0.48    0.36
   24    0.12   0.12    0.12   0.12    55    0.60    0.48    0.48    0.36
   25    0.12   0.12    0.12   0.12    56    0.72    0.48    0.48    0.36
   26    0.12   0.12    0.12   0.12    57    0.72    0.60    0.48    0.48
   27    0.12   0.12    0.12   0.12    58    0.84    0.60    0.60    0.48
   28    0.12   0.12    0.12   0.12    59    0.84    0.60    0.60    0.48
   29    0.12   0.12    0.12   0.12    60    0.96    0.72    0.60    0.48
   30    0.12   0.12    0.12   0.12    61    0.96    0.72    0.72    0.60
   31    0.12   0.12    0.12   0.12    62    0.96    0.84    0.72    0.60
   32    0.12   0.12    0.12   0.12    63    1.08    0.84    0.84    0.72
   33    0.12   0.12    0.12   0.12    64    1.08    0.96    0.84    0.72
   34    0.12   0.12    0.12   0.12    65    1.20    0.96    0.96    0.84
   35    0.12   0.12    0.12   0.12    66    1.20    1.08    0.96    0.84
   36    0.12   0.12    0.12   0.12    67    1.32    1.08    0.96    0.96
   37    0.24   0.12    0.12   0.12    68    1.32    1.20    1.08    0.96
   38    0.24   0.12    0.12   0.12    69    1.44    1.20    1.08    0.96
   39    0.24   0.12    0.12   0.12    70    1.56    1.32    1.20    1.08
   40    0.24   0.24    0.12   0.12    71    1.68    1.44    1.20    1.20
   41    0.24   0.24    0.24   0.12    72    1.80    1.56    1.32    1.20
   42    0.24   0.24    0.24   0.12    73    1.92    1.68    1.44    1.32
   43    0.24   0.24    0.24   0.24    74    2.04    1.80    1.56    1.44
   44    0.36   0.24    0.24   0.24    75    2.16    2.04    1.68    1.56
   45    0.36   0.24    0.24   0.24    76    2.28    2.16    1.80    1.68
   46    0.36   0.24    0.24   0.24    77    2.40    2.28    1.92    1.80
   47    0.36   0.24    0.24   0.24    78    2.64    2.40    1.92    1.92
   48    0.36   0.24    0.24   0.24    79    2.76    2.52    2.04    1.92
   49    0.48   0.36    0.36   0.24    80    2.88    2.64    2.16    2.04
   50    0.48   0.36    0.36   0.24

* One-twelfth of the Renewal Commission on the portion of the initial face amount or increase in face amount remaining in force each month is paid monthly during the first four renewal years after issue or requested increase. Age used is issue age of contract or, for increases in face amount, attained age of the insured on the effective date of the increase. Smkr. includes contracts with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr.
   includes contracts with face amounts/increased face amounts having premium class "Nonsmoker" or "Nonsmoker Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the total Face Amount after a requested increase.

                      SCHEDULE OF COMMISSION RATES
                                 EXHIBIT I


            VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                      SERIES III, IV AND JUVENILE-ISSUE

   C. Renewal Commission per $1,000* of face amount (initial or increase)

                         4. Spouse Insurance Benefit

            Male          Female                 Male           Female
  Age   Smkr.  Nsmkr.  Smkr.   Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
============================================================================
  16    0.00           0.00            49    0.24    0.12    0.12    0.12
  17    0.00           0.00            50    0.36    0.24    0.24    0.12
  18    0.12           0.00            51    0.36    0.24    0.24    0.12
  19    0.12           0.00            52    0.36    0.24    0.24    0.12
  20    0.12   0.00    0.00    0.00    53    0.36    0.24    0.24    0.12
  21    0.12   0.00    0.00    0.00    54    0.48    0.24    0.24    0.12
  22    0.12   0.00    0.00    0.00    55    0.48    0.24    0.24    0.12
  23    0.12   0.00    0.00    0.00    56    0.48    0.24    0.24    0.24
  24    0.12   0.00    0.00    0.00    57    0.60    0.36    0.24    0.24
  25    0.12   0.00    0.00    0.00    58    0.60    0.36    0.36    0.24
  26    0.12   0.00    0.00    0.00    59    0.60    0.36    0.36    0.24
  27    0.12   0.00    0.00    0.00    60    0.72    0.36    0.36    0.24
  28    0.12   0.00    0.00    0.00    61    0.72    0.48    0.36    0.24
  29    0.12   0.00    0.00    0.00    62    0.84    0.48    0.36    0.24
  30    0.12   0.00    0.12    0.00    63    0.84    0.48    0.36    0.24
  31    0.12   0.00    0.12    0.00    64    0.84    0.48    0.48    0.36
  32    0.12   0.12    0.12    0.00    65    0.96    0.60    0.48    0.36
  33    0.12   0.12    0.12    0.00    66    0.96    0.60    0.48    0.36
  34    0.12   0.12    0.12    0.00    67    1.08    0.72    0.48    0.36
  35    0.12   0.12    0.12    0.00    68    1.20    0.72    0.60    0.36
  36    0.12   0.12    0.12    0.00    69    1.32    0.84    0.60    0.48
  37    0.12   0.12    0.12    0.12    70    1.44    0.96    0.72    0.48
  38    0.12   0.12    0.12    0.12    71    1.56    1.08    0.72    0.60
  39    0.12   0.12    0.12    0.12    72    1.68    1.20    0.84    0.60
  40    0.12   0.12    0.12    0.12    73    1.80    1.32    0.84    0.72
  41    0.12   0.12    0.12    0.12    74    1.92    1.44    0.96    0.72
  42    0.24   0.12    0.12    0.12    75    2.16    1.56    0.96    0.84
  43    0.24   0.12    0.12    0.12    76    2.52    1.80    1.20    0.84
  44    0.24   0.12    0.12    0.12    77    2.76    1.92    1.44    0.96
  45    0.24   0.12    0.12    0.12    78    3.00    2.16    1.56    1.08
  46    0.24   0.12    0.12    0.12    79    3.24    2.28    1.68    1.20
  47    0.24   0.12    0.12    0.12    80    3.48    2.52    1.92    1.44
  48    0.24   0.12    0.12    0.12

* The twelfth of the Renewal Commission on the portion of the rider face amount or increase in rider face amount remaining in force each month is paid monthly during the first four renewal years after issue of the rider or increase of the rider. Age used is issue age of spouse or, for increases in face amount, attained age of the spouse on the effective date of the increase. Smkr. includes riders with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; includes riders with face amounts/increased face amounts having premium class
   "Nonsmoker" or "Nonsmoker Special".


                     SCHEDULE OF COMMISSION RATES
                            EXHIBIT I
        VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                  SERIES III, IV AND JUVENILE-ISSUE
   D. Increase Commission per $1,000* of increase in face amount
        1. Basic Contract - Highest Total Face Amount** of
                            Series III and IV Less Than $250,000
        (No limit on face amount of Juvenile-Issue contract)

Attained    Male          Female    Attained    Male           Female
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
   0    1.32           1.32           41    6.12    4.80    4.80    4.08
   1    1.32           1.32           42    6.60    5.16    5.16    4.32
   2    1.32           1.32           43    7.08    5.52    5.52    4.44
   3    1.32           1.32           44    7.68    5.76    5.76    4.80
   4    1.32           1.32           45    8.28    6.12    6.12    4.92
   5    1.32           1.32           46    8.88    6.60    6.60    5.28
   6.   1.32           1.32           47    9.48    6.96    7.08    5.52
   7.   1.32           1.32           48    9.96    7.44    7.44    5.88
   8    1.32           1.32           49   10.56    7.92    7.92    6.24
   9    1.32           1.32           50   11.28    8.40    8.28    6.60
  10    1.32           1.32           51   12.12    8.88    8.88    7.08
  11    1.32           1.32           52   12.96    9.36    9.60    7.56
  12    1.44           1.32           53   13.92    9.96   10.20    8.16
  13    1.44           1.32           54   14.52   10.20   10.44    8.28
  14    1.68           1.44           55   15.36   10.92   11.04    8.76
  15    1.80           1.44           56   16.44   11.76   11.76    9.48
  16    1.92           1.56           57   17.52   12.60   12.60   10.20
  17    2.04           1.68           58   18.60   13.56   13.44   10.92
  18    2.16           1.68           59   18.84   14.04   13.68   11.04
  19    2.16           1.80           60   19.92   15.24   14.40   11.76
  20    2.28   2.04    1.80   1.56    61   20.16   15.72   14.88   12.36
  21    2.40   2.16    1.80   1.68    62   21.36   16.80   15.96   13.44
  22    2.52   2.16    1.92   1.80    63   21.48   17.16   16.32   13.92
  23    2.52   2.28    2.04   1.80    64   22.08   17.76   16.92   14.52
  24    2.64   2.40    2.16   1.92    65   22.56   18.36   17.52   15.24
  25    2.76   2.40    2.16   2.04    66   23.28   19.32   18.00   15.84
  26    2.88   2.52    2.28   2.04    67   24.48   20.76   18.96   16.92
  27    3.00   2.64    2.28   2.16    68   25.20   21.60   19.44   17.52
  28    3.00   2.64    2.40   2.16    69   25.08   21.72   19.44   17.52
  29    3.24   2.76    2.52   2.28    70   26.28   23.04   20.28   18.48
  30    3.36   2.88    2.52   2.28    71   26.40   23.40   20.28   18.72
  31    3.48   3.00    2.64   2.40    72   26.28   23.64   20.16   18.72
  32    3.60   3.00    2.76   2.52    73   26.16   23.52   20.04   18.60
  33    3.72   3.24    2.88   2.64    74   25.80   23.40   19.68   18.48
  34    3.84   3.24    3.00   2.64    75   25.20   23.04   19.20   18.12
  35    3.96   3.36    3.12   2.76    76   24.48   22.56   18.60   17.64
  36    4.32   3.60    3.36   3.00    77   24.12   22.32   18.24   17.40
  37    4.56   3.84    3.60   3.24    78   23.64   21.96   17.88   17.04
  38    5.04   4.08    3.96   3.48    79   22.92   21.48   17.28   16.56
  39    5.28   4.20    4.20   3.72    80   22.20   20.88   16.68   16.08
  40    5.64   4.44    4.44   3.84
Age used is attained age of the insured on the effective date of the requested increase in face amount.  Smkr. includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special".
** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the total Face Amount after a requested increase.

                     SCHEDULE OF COMMISSION RATES
                              EXHIBIT I


          VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                          SERIES III AND IV

     D. Increase Commission per $1,000* of increase in face amount

        2. Basic Contract - Highest Total Face Amount**
                            More Than $249,999 and Less Than $500,000

Attained    Male          Female    Attained    Male           Female
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
  20    1.80   1.68    1.32   1.20    51    9.36    6.96    6.84    5.40
  21    1.92   1.68    1.44   1.20    52   10.08    7.32    7.32    5.88
  22    1.92   1.68    1.44   1.32    53   10.80    7.68    7.92    6.24
  23    2.04   1.80    1.56   1.44    54   11.16    7.92    8.04    6.48
  24    2.16   1.92    1.68   1.44    55   11.88    8.52    8.52    6.84
  25    2.16   1.92    1.68   1.56    56   12.72    9.12    9.12    7.32
  26    2.28   1.92    1.80   1.68    57   13.56   10.20    9.72    7.92
  27    2.28   2.04    1.80   1.68    58   14.40   10.92   10.32    8.40
  28    2.40   2.16    1.92   1.68    59   14.52   11.04   10.56    8.52
  29    2.52   2.16    1.92   1.80    60   15.36   11.76   11.16    9.12
  30    2.52   2.28    2.04   1.80    61   15.60   12.12   11.52    9.60
  31    2.64   2.28    2.16   1.92    62   16.44   13.08   12.36   10.32
  32    2.76   2.40    2.16   1.92    63   16.68   13.32   12.60   10.80
  33    2.88   2.52    2.28   2.04    64   16.92   13.68   12.96   11.16
  34    3.00   2.52    2.28   2.16    65   17.40   14.28   13.56   11.76
  35    3.12   2.64    2.40   2.16    66   17.88   14.88   13.92   12.24
  36    3.36   2.76    2.64   2.28    67   18.84   15.96   14.64   13.08
  37    3.60   2.88    2.76   2.52    68   19.56   16.68   15.12   13.56
  38    3.84   3.12    3.00   2.64    69   19.08   16.68   14.88   13.44
  39    4.08   3.36    3.24   2.88    70   20.04   17.64   15.48   14.16
  40    4.32   3.48    3.48   3.00    71   20.52   18.24   15.84   14.52
  41    4.80   3.72    3.72   3.12    72   20.16   18.00   15.48   14.28
  42    5.16   3.96    3.96   3.36    73   20.04   18.12   15.36   14.28
  43    5.52   4.20    4.20   3.48    74   19.80   18.00   15.12   14.16
  44    6.00   4.44    4.44   3.72    75   19.32   17.76   14.76   13.92
  45    6.36   4.80    4.80   3.84    76   18.84   17.40   14.28   13.56
  46    6.84   5.04    5.16   4.08    77   18.60   17.16   14.04   13.44
  47    7.20   5.40    5.40   4.32    78   18.24   16.92   13.80   13.20
  48    7.68   5.76    5.76   4.56    79   17.64   16.56   13.44   12.84
  49    8.28   6.12    6.00   4.80    80   17.16   16.08   12.96   12.48
  50    8.76   6.48    5.04

Age used is attained age of the insured on the effective date of the requested increase in face amount. Smkr. includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker" or "Nonsmoker Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the total Face Amount after a requested increase.

                         SCHEDULE OF COMMISSION RATES
                                 EXHIBIT I


             VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                            SERIES III AND IV

       D. Increase Commission per $1,000* of increase in face amount

      3. Basic Contract - Highest Total Face Amount** More Than $499,999

Attained    Male          Female    Attained   Male            Female
  Age   Smkr   Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
  20    1.32   1.08    0.96   0.84    51    6.36    4.68    4.68    3.72
  21    1.32   1.20    0.96   0.84    52    6.84    5.04    5.04    3.96
  22    1.32   1.20    1.08   0.96    53    7.32    5.28    5.28    4.20
  23    1.32   1.20    1.08   0.96    54    7.68    5.52    5.52    4.44
  24    1.44   1.32    1.20   1.08    55    8.16    5.88    5.88    4.68
  25    1.44   1.32    1.20   1.08    56    8.76    6.36    6.24    5.04
  26    1.44   1.32    1.20   1.08    57    9.36    6.84    6.72    5.40
  27    1.56   1.44    1.32   1.20    58   10.08    7.44    7.20    5.76
  28    1.68   1.44    1.32   1.20    59   10.20    7.68    7.32    5.88
  29    1.68   1.44    1.32   1.20    60   10.80    8.28    7.80    6.36
  30    1.80   1.44    1.32   1.20    61   11.04    8.52    8.04    6.72
  31    1.80   1.56    1.44   1.32    62   11.64    9.12    8.64    7.32
  32    1.92   1.68    1.44   1.32    63   11.64    9.24    8.88    7.56
  33    1.92   1.68    1.44   1.32    64   12.00    9.72    9.24    8.04
  34    2.04   1.68    1.56   1.44    65   12.36   10.08    9.60    8.40
  35    2.16   1.80    1.68   1.44    66   12.72   10.56    9.84    8.76
  36    2.28   1.92    1.80   1.68    67   13.32   11.16   10.32    9.24
  37    2.40   2.04    1.92   1.80    68   13.68   11.76   10.56    9.60
  38    2.52   2.16    2.04   1.92    69   13.68   11.88   10.68    9.60
  39    2.76   2.28    2.16   2.04    70   14.52   12.72   11.16   10.32
  40    2.88   2.40    2.28   2.04    71   14.64   13.08   11.28   10.44
  41    3.24   2.52    2.52   2.16    72   14.76   13.32   11.40   10.56
  42    3.48   2.64    2.64   2.28    73   15.00   13.56   11.52   10.68
  43    3.72   2.88    2.88   2.40    74   15.12   13.92   11.64   10.92
  44    4.08   3.00    3.12   2.52    75   15.36   14.04   11.64   11.04
  45    4.32   3.24    3.24   2.52    76   15.12   13.92   11.52   10.80
  46    4.56   3.48    3.48   2.76    77   15.00   13.92   11.40   10.80
  47    4.92   3.60    3.72   2.88    78   14.88   13.80   11.28   10.68
  48    5.16   3.84    3.84   3.00    79   14.64   13.68   11.04   10.56
  49    5.52   4.08    4.08   3.24    80   14.28   13.32   10.80   10.32
  50    5.88   4.32    4.32   3.48

Age used is attained age of the insured on the effective date of the requested increase in face amount. Smkr. includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the total Face Amount after a requested increase.

                         SCHEDULE OF COMMISSION RATES
                                   EXHIBIT I

             VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                     SERIES III, IV AND JUVENILE-ISSUE

E. Cost of Living Increase Commission per $1,000* of increase in face amount
                 1. Highest Total Face Amount** of
                    Series III and IV Less Than $250,000 (Band 1)
            (No limit on face amount of Juvenile-Issue contract)

Attained    Male          Female    Attained    Male          Female
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr. Smkr.    Nsmkr.
===========================================================================
   0    0.36           0.36           33    1.08    0.96    0.84    0.72
   1    0.36           0.36           34    1.08    0.96    0.84    0.72
   2    0.36           0.36           35    1.20    0.96    0.96    0.84
   3    0.36           0.36           36    1.20    1.08    0.96    0.84
   4    0.36           0.36           37    1.32    1.08    1.08    0.96
   5    0.36           0.36           38    1.44    1.20    1.08    0.96
   6    0.36           0.36           39    1.56    1.20    1.20    1.08
   7    0.36           0.36           40    1.68    1.32    1.32    1.08
   8    0.36           0.36           41    1.80    1.44    1.44    1.20
   9    0.36           0.36           42    1.92    1.44    1.44    1.20
  10    0.36           0.36           43    2.04    1.56    1.56    1.32
  11    0.36           0.36           44    2.28    1.68    1.68    1.32
  12    0.36           0.36           45    2.40    1.80    1.80    1.44
  13    0.48           0.36           46    2.52    1.92    1.92    1.56
  14    0.48           0.36           47    2.76    2.04    2.04    1.56
  15    0.48           0.48           48    2.88    2.16    2.16    1.68
  16    0.60           0.48           49    3.00    2.28    2.28    1.80
  17    0.60           0.48           50    3.24    2.40    2.40    1.92
  18    0.60           0.48           51    3.48    2.52    2.52    2.04
  19    0.60           0.48           52    3.72    2.76    2.76    2.16
  20    0.72   0.60    0.48   0.48    53    3.96    2.88    2.88    2.40
  21    0.72   0.60    0.48   0.48    54    4.20    3.00    3.00    2.40
  22    0.72   0.60    0.60   0.48    55    4.44    3.12    3.12    2.52
  23    0.72   0.72    0.60   0.48    56    4.68    3.36    3.36    2.76
  24    0.72   0.72    0.60   0.60    57    5.04    3.60    3.60    2.88
  25    0.84   0.72    0.60   0.60    58    5.40    3.96    3.84    3.12
  26    0.84   0.72    0.60   0.60    59    5.40    4.08    3.96    3.24
  27    0.84   0.72    0.72   0.60    60    5.76    4.44    4.20    3.36
  28    0.84   0.72    0.72   0.60    61    5.88    4.56    4.32    3.60
  29    0.96   0.84    0.72   0.60    62    6.12    4.80    4.56    3.84
  30    0.96   0.84    0.72   0.72    63    6.24    4.92    4.68    3.96
  31    0.96   0.84    0.72   0.72    64    6.36    5.16    4.92    4.20
  32    1.08   0.84    0.84   0.72

Age used is attained age of the insured on the effective date of the increase in face amount. Smkr. includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr, includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the total Face Amount after a requested increase.

Please note:  A COLA increase alone will not trigger a change to the next higher band.

                    SCHEDULE OF COMMISSION RATES
                              EXHIBIT I


          VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                          SERIES III AND IV

E. Cost of Living Increase Commission per $1,000* of increase in face amount

          2. Highest Total Face Amount** More Than $249,999 and
             Less Than $500,000 (Band 2)

Attained    Male         Female    Attained     Male           Female
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
  20    0.48   0.48    0.36   0.36    42    1.44    1.20    1.20    0.96
  21    0.60   0.48    0.36   0.36    43    1.56    1.20    1.20    0.96
  22    0.60   0.48    0.48   0.36    44    1.68    1.32    1.32    1.08
  23    0.60   0.48    0.48   0.36    45    1.80    1.32    1.44    1.08
  24    0.60   0.60    0.48   0.48    46    1.92    1.44    1.44    1.20
  25    0.60   0.60    0.48   0.48    47    2.04    1.56    1.56    1.20
  26    0.60   0.60    0.48   0.48    48    2.28    1.68    1.68    1.32
  27    0.72   0.60    0.48   0.48    49    2.40    1.80    1.80    1.44
  28    0.72   0.60    0.60   0.48    50    2.52    1.92    1.80    1.44
  29    0.72   0.60    0.60   0.48    51    2.76    2.04    2.04    1.56
  30    0.72   0.60    0.60   0.48    52    2.88    2.16    2.16    1.68
  31    0.72   0.72    0.60   0.60    53    3.12    2.28    2.28    1.80
  32    0.84   0.72    0.60   0.60    54    3.24    2.28    2.28    1.80
  33    0.84   0.72    0.60   0.60    55    3.36    2.40    2.40    1.92
  34    0.84   0.72    0.72   0.60    56    3.60    2.64    2.64    2.16
  35    0.96   0.72    0.72   0.60    57    3.84    2.88    2.76    2.28
  36    0.96   0.84    0.72   0.72    58    4.08    3.12    3.00    2.40
  37    1.08   0.84    0.84   0.72    59    4.20    3.12    3.00    2.40
  38    1.08   0.96    0.84   0.72    60    4.44    3.36    3.24    2.64
  39    1.20   0.96    0.96   0.84    61    4.56    3.48    3.36    2.76
  40    1.32   0.96    0.96   0.84    62    4.80    3.72    3.60    3.00
  41    1.32   1.08    1.08   0.96    63    4.80    3.84    3.60    3.12
                                      64    4.92    3.96    3.72    3.24

Age used is attained age of the insured on the effective date of the increase in face amount. Smkr. includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker" or Nonsmoker Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the total Face Amount after a requested increase.

Please Note:  A COLA increase will not trigger a change to the next higher band.

                        SCHEDULE OF COMMISSION RATES
                                 EXHIBIT I


            VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                              SERIES III AND IV

E. Cost of Living Increase Commission per $1,000* of increase in face amount

         3. Highest Total Face Amount** More Than $499,999 (Band 3)

Attained    Male          Female    Attained    Male           Female
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
  20    0.36   0.36    0.24   0.24    42    0.96    0.72    0.72    0.60
  21    0.36   0.36    0.24   0.24    43    1.08    0.84    0.84    0.72
  22    0.36   0.36    0.36   0.24    44    1.20    0.84    0.84    0.72
  23    0.36   0.36    0.36   0.24    45    1.20    0.96    0.96    0.72
  24    0.36   0.36    0.36   0.36    46    1.32    0.96    0.96    0.84
  25    0.36   0.36    0.36   0.36    47    1.44    1.08    1.08    0.84
  26    0.48   0.36    0.36   0.36    48    1.44    1.08    1.08    0.84
  27    0.48   0.36    0.36   0.36    49    1.56    1.20    1.20    0.96
  28    0.48   0.36    0.36   0.36    50    1.68    1.32    1.32    0.96
  29    0.48   0.48    0.36   0.36    51    1.80    1.32    1.32    1.08
  30    0.48   0.48    0.36   0.36    52    2.04    1.44    1.44    1.20
  31    0.48   0.48    0.36   0.36    53    2.16    1.56    1.56    1.20
  32    0.60   0.48    0.48   0.36    54    2.16    1.56    1.56    1.32
  33    0.60   0.48    0.48   0.36    55    2.40    1.68    1.68    1.32
  34    0.60   0.48    0.48   0.36    56    2.52    1.80    1.80    1.44
  35    0.60   0.48    0.48   0.48    57    2.76    1.92    1.92    1.56
  36    0.60   0.60    0.48   0.48    58    2.88    2.16    2.04    1.68
  37    0.72   0.60    0.60   0.48    59    3.00    2.28    2.16    1.68
  38    0.72   0.60    0.60   0.60    60    3.12    2.40    2.28    1.80
  39    0.84   0.60    0.60   0.60    61    3.12    2.52    2.28    1.92
  40    0.84   0.72    0.72   0.60    62    3.36    2.64    2.52    2.16
  41    0.96   0.72    0.72   0.60    63    3.36    2.64    2.52    2.16
                                      64    3.48    2.76    2.64    2.28

Age used is attained age of the insured on the effective date of the increase in face amount. Smkr. includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the total Face Amount after a requested increase.

Please note:  A COLA increase alone will not trigger a change to the next higher band.

                       SCHEDULE OF COMMISSION RATES
                                 EXHIBIT I


            VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                      SERIES III, IV AND JUVENILE-ISSUE

              F. Riders Increased/Issued after Basic Contract
        Spouse Insurance Benefit Commission per $1,000* of face amount

            Male         Female                Male           Female
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.  Nsmkr.   Smkr.   Nsmkr.
===========================================================================
  16    0.60           0.36           49    3.60    2.28    2.28    1.68
  17    0.72           0.36           50    3.96    2.40    2.40    1.80
  18    0.84           0.36           51    4.32    2.52    2.64    1.80
  19    0.84           0.48           52    4.80    2.64    2.88    1.92
  20    0.96   0.60    0.48   0.36    53    5.28    2.88    3.12    2.04
  21    0.96   0.60    0.48   0.36    54    5.52    3.00    3.12    2.04
  22    0.96   0.60    0.48   0.48    55    6.12    3.36    3.36    2.16
  23    0.96   0.72    0.48   0.48    56    6.60    3.60    3.48    2.28
  24    0.96   0.72    0.48   0.48    57    6.96    3.84    3.72    2.40
  25    0.96   0.72    0.48   0.48    58    7.56    4.20    3.96    2.64
  26    1.08   0.72    0.60   0.48    59    7.80    4.32    3.96    2.64
  27    1.08   0.72    0.60   0.48    60    8.28    4.68    4.08    2.76
  28    1.08   0.72    0.60   0.48    61    8.40    4.92    4.20    2.76
  29    1.08   0.72    0.72   0.48    62    9.00    5.28    4.56    3.12
  30    1.08   0.72    0.84   0.48    63    9.00    5.28    4.56    3.12
  31    1.20   0.72    0.84   0.48    64    9.36    5.52    4.80    3.36
  32    1.20   0.84    0.84   0.60    65    9.72    5.76    4.92    3.48
  33    1.32   0.84    0.96   0.60    66   10.20    6.24    5.04    3.60
  34    1.44   0.84    0.96   0.60    67   11.16    6.84    5.40    3.96
  35    1.56   0.84    1.08   0.60    68   11.88    7.44    5.76    4.20
  36    1.56   0.96    1.08   0.72    69   12.24    7.92    5.88    4.44
  37    1.68   0.96    1.20   0.84    70   13.32    8.88    6.48    4.92
  38    1.80   1.08    1.20   0.84    71   13.68    9.36    6.60    5.28
  39    1.92   1.08    1.32   0.84    72   14.16    9.96    6.84    5.40
  40    2.16   1.20    1.32   0.96    73   14.52   10.44    6.96    5.64
  41    2.28   1.20    1.56   0.96    74   14.76   10.80    6.96    5.76
  42    2.40   1.32    1.68   1.08    75   15.00   11.16    6.96    5.76
  43    2.52   1.56    1.80   1.20    76   16.56   11.40    8.16    5.76
  44    2.64   1.56    1.80   1.20    77   16.92   11.88    8.52    6.00
  45    2.88   1.68    1.92   1.32    78   17.16   12.24    8.88    6.24
  46    3.00   1.92    2.16   1.44    79   17.28   12.48    9.12    6.60
  47    3.24   1.92    2.16   1.56    80   17.28   12.72    9.36    6.96
  48    3.36   2.16    2.28   1.56

Age used is issue age of the spouse or, for increases in face amount, attained age of the spouse on the effective date of the increase. Smkr.
includes riders issued with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr. includes riders with face amounts/increased face amounts having premium class "Nonsmoker" or "Nonsmoker Special".

      Child Insurance Benefit Commission per $1,000 of face amount

    Commission is $3.00 per $1,000. One-twelfth of the commission is paid monthly.

                           SCHEDULE OF COMMISSION RATES
                                     EXHIBIT I


VII.  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


      A. First Year Commission

         1. First year commission is a percentage of all premiums paid and credited in the first contract year up to but not exceeding the Target Premium.*


                            Commission Rate for Initial
                               Face Amount Less than       Commission Rate
                            $250,000; Spouse and Child     for Initial Face
                              Riders Issued with the        Amount Greater
             Issue Age**         Basic Contract             Than $249,999
             ---------          --------------              -------------
                 0-51                 47  %                      40  %
                52-53                 47                         39
                54-55                 45                         38
                56-57                 45                         37
                58-59                 45                         36
                 60                   45                         35
                 61                   43                         35
                 62                   43                         34
                 63                   41                         34
                64-65                 41                         33
                66-67                 40                         32
                68                    39                         31
                69                    37                         30
                70                    36                         29
                71                    34                         28
                72                    32                         27
                73                    30                         26
                74                    28                         25
                75                    27                         24
                76                    25.5                       22
                77                    24                         20.5
                78                    22.5                       19
                79                    21.5                       17.5
                80                    20                         16


* The total Target Premium is equal to the initial Death Benefit Guarantee Premium for the contract excluding any extra premium paid for aviation or temporary extra premium. Target Premiums for the rider coverages are found in Exhibit IA. The Target Premium that is apportioned to the basic coverage is the total Target Premium less any rider Target Premium.


** Issue Age is the issue age of the insured for the basic coverage; the age at issue of the spouse for the spouse rider.


         2. For contracts issued on or after June 1, 1990, an additional First Year Commission is 3% of all premium paid and credited in the first contract year.


      B. Additional commission based on premium

         1. For contracts issued on or after June 1, 1990, a Renewal Commission based on premium is paid equal to 3% of all premium paid and credited whenever paid and credited in contract year two or later.

         2. For contracts issued before June 1, 1990, a Service Commission is paid equal to 3% of all premium paid and credited whenever paid and credited.

                        SCHEDULE OF COMMISSION RATES
                                    EXHIBIT I


               VII.  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

   C. Renewal Commissions per $1,000* of Face Amount (Initial or Increase)

     1. Basic Contract - Highest Total Face Amount** Less Than $250,000

             Male         Female                Male           Female
          Std./          Std./                Std./           Std./
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
   0    0.24           0.12           41    0.96    0.72    0.60    0.48
   1    0.24           0.12           42    1.08    0.72    0.60    0.48
   2    0.24           0.12           43    1.08    0.72    0.72    0.48
   3    0.24           0.12           44    1.20    0.84    0.72    0.60
   4    0.24           0.12           45    1.32    0.84    0.72    0.60
   5    0.24           0.12           46    1.32    0.96    0.84    0.60
   6    0.24           0.12           47    1.44    0.96    0.84    0.72
   7    0.24           0.12           48    1.56    1.08    0.84    0.72
   8    0.24           0.24           49    1.68    1.20    0.96    0.72
   9    0.24           0.24           50    1.68    1.20    0.96    0.72
  10    0.36           0.24           51    1.80    1.32    1.08    0.84
  11    0.36           0.24           52    1.92    1.32    1.08    0.84
  12    0.36           0.24           53    2.04    1.44    1.20    0.96
  13    0.36           0.24           54    2.16    1.56    1.20    0.96
  14    0.36           0.24           55    2.28    1.68    1.32    1.08
  15    0.36           0.24           56    2.40    1.80    1.32    1.08
  16    0.36           0.24           57    2.52    1.92    1.44    1.20
  17    0.36           0.24           58    2.64    2.04    1.44    1.20
  18    0.36           0.24           59    2.88    2.28    1.56    1.32
  19    0.48           0.24           60    3.00    2.40    1.68    1.44
  20    0.48   0.36    0.24   0.24    61    3.24    2.52    1.80    1.56
  21    0.48   0.36    0.24   0.24    62    3.36    2.64    1.92    1.56
  22    0.48   0.36    0.36   0.24    63    3.60    2.88    1.92    1.68
  23    0.48   0.36    0.36   0.24    64    3.84    3.12    2.16    1.80
  24    0.48   0.36    0.36   0.24    65    3.96    3.24    2.16    1.92
  25    0.48   0.36    0.36   0.24    66    4.20    3.36    2.28    2.04
  26    0.48   0.36    0.36   0.24    67    4.56    3.72    2.52    2.28
  27    0.60   0.36    0.36   0.24    68    4.68    3.84    2.64    2.40
  28    0.60   0.36    0.36   0.24    69    4.92    4.08    2.76    2.52
  29    0.60   0.36    0.36   0.24    70    5.28    4.44    3.00    2.76
  30    0.60   0.36    0.36   0.36    71    5.64    4.68    3.12    2.88
  31    0.60   0.48    0.48   0.36    72    5.88    5.04    3.36    3.00
  32    0.72   0.48    0.48   0.36    73    6.36    5.40    3.60    3.36
  33    0.72   0.48    0.48   0.36    74    6.60    5.64    3.84    3.48
  34    0.72   0.48    0.48   0.36    75    6.96    6.00    3.96    3.72
  35    0.72   0.48    0.48   0.36    76    7.32    6.36    4.20    3.96
  36    0.84   0.48    0.48   0.36    77    7.68    6.72    4.44    4.20
  37    0.84   0.60    0.48   0.36    78    8.04    6.96    4.68    4.44
  38    0.84   0.60    0.60   0.36    79    8.40    7.32    4.92    4.68
  39    0.84   0.60    0.60   0.48    80    8.76    7.68    5.16    4.92
  40    0.96   0.60    0.60   0.48


* One-twelfth of the Renewal Commission on the portion of the initial face amount or increase in face amount remaining in force each month is paid monthly during the first two renewal years after issue or requested increase. Age used is issue age of contract or, for increases in face amount, attained age of the insured on the effective date of the increase. Smkr. includes contracts with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr.
   includes contracts with face amounts/increased face amounts having premium class "Nonsmoker" or "Nonsmoker Special". Std. includes contracts with face amounts/increased face amounts having premium class
   "Standard" or "Standard Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the Total Face Amount after a Requested Increase.

                     SCHEDULE OF COMMISSION RATES
                               EXHIBIT I


              VII.  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

 C. Renewal Commissions per $1,000* of Face Amount (Initial or Increase)

    2. Basic Contract - Highest Total Face Amount** More Than $249,999

             Male         Female                Male           Female
          Std./          Std./                Std./           Std./
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
   0    0.24           0.12           41    0.84    0.60    0.48    0.36
   1    0.24           0.12           42    0.84    0.60    0.48    0.36
   2    0.24           0.12           43    0.96    0.60    0.60    0.48
   3    0.24           0.12           44    0.96    0.60    0.60    0.48
   4    0.24           0.12           45    1.08    0.72    0.60    0.48
   5    0.24           0.12           46    1.08    0.72    0.60    0.48
   6    0.24           0.12           47    1.20    0.84    0.72    0.48
   7    0.24           0.12           48    1.20    0.84    0.72    0.60
   8    0.24           0.12           49    1.32    0.96    0.72    0.60
   9    0.24           0.12           50    1.44    0.96    0.84    0.60
  10    0.24           0.12           51    1.44    1.08    0.84    0.72
  11    0.24           0.12           52    1.56    1.08    0.84    0.72
  12    0.24           0.12           53    1.68    1.20    0.96    0.72
  13    0.24           0.24           54    1.80    1.32    0.96    0.84
  14    0.24           0.24           55    1.92    1.44    1.08    0.84
  15    0.36           0.24           56    1.92    1.44    1.08    0.84
  16    0.36           0.24           57    2.16    1.56    1.20    0.96
  17    0.36           0.24           58    2.16    1.68    1.20    0.96
  18    0.36           0.24           59    2.40    1.80    1.32    1.08
  19    0.36           0.24           60    2.52    1.92    1.32    1.20
  20    0.36   0.24    0.24   0.24    61    2.64    2.04    1.44    1.20
  21    0.36   0.24    0.24   0.24    62    2.76    2.16    1.56    1.32
  22    0.36   0.24    0.24   0.24    63    2.88    2.28    1.56    1.32
  23    0.36   0.24    0.24   0.24    64    3.12    2.52    1.68    1.56
  24    0.36   0.24    0.24   0.24    65    3.24    2.64    1.80    1.56
  25    0.36   0.24    0.24   0.24    66    3.48    2.76    1.92    1.68
  26    0.48   0.24    0.24   0.24    67    3.72    3.00    2.04    1.80
  27    0.48   0.36    0.24   0.24    68    3.84    3.24    2.16    1.92
  28    0.48   0.36    0.36   0.24    69    4.08    3.36    2.28    2.04
  29    0.48   0.36    0.36   0.24    70    4.32    3.60    2.40    2.16
  30    0.48   0.36    0.36   0.24    71    4.56    3.84    2.52    2.40
  31    0.48   0.36    0.36   0.24    72    4.80    4.08    2.76    2.52
  32    0.60   0.36    0.36   0.24    73    5.16    4.44    3.00    2.76
  33    0.60   0.36    0.36   0.24    74    5.40    4.68    3.12    2.88
  34    0.60   0.36    0.36   0.24    75    5.64    4.92    3.24    3.00
  35    0.60   0.36    0.36   0.24    76    6.00    5.16    3.48    3.24
  36    0.60   0.48    0.36   0.36    77    6.24    5.40    3.60    3.36
  37    0.72   0.48    0.48   0.36    78    6.60    5.76    3.84    3.60
  38    0.72   0.48    0.48   0.36    79    6.84    6.00    4.08    3.72
  39    0.72   0.48    0.48   0.36    80    7.08    6.24    4.20    3.96
  40    0.72   0.48    0.48   0.36


* One-twelfth of the Renewal Commission on the portion of the initial face amount or increase in face amount remaining in force each month is paid monthly during the first two renewal years after issue or requested increase. Age used is issue age of contract or, for increases in face amount, attained age of the insured on the effective date of the increase. Smkr. includes contracts with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr.
   includes contracts with face amounts/increased face amounts having premium class "Nonsmoker" or "Nonsmoker Special". Std. includes contracts with face amounts/increased face amounts having premium class
   "Standard" or "Standard Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the Total Face Amount after a Requested Increase.

                     SCHEDULE OF COMMISSION RATES
                               EXHIBIT I

           VII.  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

C. Renewal Commissions per $1,000* of Face Amount (Initial or Increase)

                     3. Spouse Insurance Benefit

             Male         Female                Male           Female
          Std./          Std./                Std./           Std./
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
  16    0.36           0.24            49   1.68    1.20    0.84    0.72
  17    0.36           0.24            50   1.68    1.20    0.96    0.72
  18    0.36           0.24            51   1.92    1.32    0.96    0.72
  19    0.36           0.24            52   1.92    1.32    0.96    0.84
  20    0.48   0.24    0.24   0.24     53   2.16    1.56    1.08    0.84
  21    0.48   0.24    0.24   0.24     54   2.16    1.56    1.08    0.84
  22    0.48   0.36    0.24   0.24     55   2.40    1.68    1.20    0.96
  23    0.48   0.36    0.24   0.24     56   2.52    1.80    1.20    0.96
  24    0.48   0.36    0.24   0.24     57   2.64    1.92    1.32    1.08
  25    0.48   0.36    0.36   0.24     58   2.76    2.04    1.32    1.08
  26    0.48   0.36    0.36   0.24     59   3.00    2.28    1.44    1.20
  27    0.48   0.36    0.36   0.24     60   3.12    2.40    1.44    1.32
  28    0.60   0.36    0.36   0.24     61   3.24    2.52    1.56    1.32
  29    0.60   0.36    0.36   0.24     62   3.60    2.76    1.68    1.44
  30    0.60   0.36    0.36   0.24     63   3.72    2.88    1.68    1.56
  31    0.60   0.36    0.36   0.24     64   3.84    3.00    1.80    1.56
  32    0.60   0.48    0.36   0.36     65   4.20    3.24    1.92    1.68
  33    0.72   0.48    0.48   0.36     66   4.32    3.48    2.04    1.80
  34    0.72   0.48    0.48   0.36     67   4.56    3.60    2.16    1.92
  35    0.72   0.48    0.48   0.36     68   4.92    3.96    2.28    2.16
  36    0.72   0.48    0.48   0.36     69   5.16    4.20    2.52    2.16
  37    0.84   0.48    0.48   0.36     70   5.40    4.44    2.64    2.40
  38    0.84   0.48    0.48   0.36     71   5.76    4.80    2.76    2.52
  39    0.84   0.60    0.48   0.36     72   6.12    5.04    3.00    2.76
  40    0.96   0.60    0.60   0.48     73   6.36    5.28    3.12    2.88
  41    0.96   0.72    0.60   0.48     74   6.84    5.76    3.48    3.24
  42    1.08   0.72    0.60   0.48     75   7.44    6.36    3.84    3.60
  43    1.20   0.72    0.60   0.48     76   7.80    6.72    4.08    3.84
  44    1.20   0.84    0.72   0.48     77   8.16    6.96    4.32    4.08
  45    1.32   0.84    0.72   0.60     78   8.52    7.32    4.56    4.32
  46    1.32   0.96    0.72   0.60     79   8.76    7.68    4.80    4.56
  47    1.44   0.96    0.84   0.60     80   9.12    8.04    5.04    4.80
  48    1.56   1.08    0.84   0.60

* One-twelfth of the Renewal Commission on the portion of the initial rider face amount or increase in rider face amount remaining in force each month is paid monthly during the first two renewal years after issue of the rider or increase of the rider. Age used is issue age of spouse or, for increases in face amount, attained age of the spouse on the effective date of the increase. Smkr. includes riders with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr.
   includes riders with face amounts/increased face amounts/increased face amounts having premium class "Nonsmoker" or "Nonsmoker Special". Std.
   includes riders with face amounts/increased face amounts having premium class "Standard" or "Standard Special".

                      SCHEDULE OF COMMISSION RATES
                                EXHIBIT I


            VII.  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

     D. Increase Commissions per $1,000* of Increase in Face Amount

   1. Basic Contract - Highest Total Face Amount** Less Than $250,000

             Male         Female                Male           Female
          Std./          Std./                Std./           Std./
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
   0    1.44           1.08           41    6.72    4.56    4.20    3.24
   1    1.56           1.08           42    7.08    4.80    4.44    3.36
   2    1.56           1.08           43    7.56    5.16    4.68    3.60
   3    1.56           1.08           44    7.92    5.40    4.80    3.72
   4    1.68           1.08           45    8.52    5.88    5.16    3.96
   5    1.68           1.08           46    9.00    6.24    5.40    4.08
   6    1.80           1.20           47    9.60    6.72    5.76    4.44
   7    1.80           1.20           48   10.08    7.08    6.00    4.68
   8    1.92           1.20           49   10.92    7.68    6.36    4.92
   9    1.92           1.32           50   11.40    8.04    6.60    5.16
  10    2.04           1.32           51   12.24    8.76    7.08    5.64
  11    2.16           1.44           52   12.84    9.24    7.32    5.76
  12    2.16           1.44           53   13.80   10.08    7.80    6.36
  13    2.28           1.56           54   13.80   10.08    7.68    6.24
  14    2.40           1.56           55   14.76   11.04    8.28    6.84
  15    2.52           1.56           56   15.48   11.52    8.64    7.08
  16    2.52           1.68           57   16.56   12.60    9.24    7.68
  17    2.64           1.68           58   17.28   13.20    9.60    8.04
  18    2.76           1.80           59   18.60   14.40   10.32    8.64
  19    2.88           1.80           60   19.44   15.12   10.68    9.12
  20    2.88   2.04    1.92   1.44    61   19.92   15.72   11.04    9.48
  21    3.00   2.04    1.92   1.56    62   20.88   16.56   11.52    9.96
  22    3.12   2.16    2.04   1.56    63   20.88   16.56   11.52    9.96
  23    3.24   2.16    2.04   1.68    64   22.32   18.00   12.36   10.80
  24    3.36   2.28    2.16   1.68    65   23.40   18.96   12.96   11.40
  25    3.48   2.28    2.28   1.68    66   24.00   19.44   13.20   11.64
  26    3.60   2.40    2.40   1.80    67   25.68   21.12   14.40   12.72
  27    3.72   2.52    2.40   1.92    68   26.40   21.72   14.64   13.08
  28    3.84   2.64    2.52   1.92    69   26.28   21.72   14.64   13.08
  29    3.96   2.76    2.64   1.92    70   27.48   22.92   15.48   14.04
  30    4.20   2.76    2.76   2.04    71   27.24   22.92   15.36   13.92
  31    4.32   2.88    2.88   2.04    72   27.00   22.80   15.24   13.92
  32    4.56   3.00    2.88   2.16    73   27.12   23.16   15.48   14.28
  33    4.68   3.12    3.00   2.28    74   26.64   22.80   15.24   14.04
  34    4.80   3.24    3.12   2.40    75   26.88   23.16   15.48   14.40
  35    5.04   3.36    3.24   2.40    76   26.64   22.56   15.48   14.28
  36    5.28   3.60    3.36   2.52    77   26.28   22.32   15.24   14.28
  37    5.52   3.72    3.60   2.64    78   25.68   21.96   15.12   14.04
  38    5.76   3.84    3.72   2.76    79   25.68   21.48   15.24   14.04
  39    6.00   3.96    3.84   2.88    80   24.96   20.88   14.88   13.92
  40    6.24   4.20    3.96   3.00


* One-twelfth of the Increase Commission on the portion of the increase remaining in force each month is paid monthly for one year after the effective date of the requested increase in face amount. Age used is attained age of the insured on the effective date of the increase in face amount. Smkr. includes increased face amounts with premium class
   "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special". Std. includes increased face amounts with premium class "Standard" or "Standard "Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the Total Face Amount after a Requested Increase.

                         SCHEDULE OF COMMISSION RATES
                                    EXHIBIT I


                VII.  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

         D. Increase Commissions per $1,000* of Increase in Face Amount

       2. Basic Contract - Highest Total Face Amount** More Than $249,999

             Male         Female                Male           Female
          Std./          Std./                Std./           Std./
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
   0    1.20           0.84           41    5.52    3.72    3.36    2.52
   1    1.20           0.84           42    5.76    3.84    3.60    2.64
   2    1.20           0.84           43    6.12    4.20    3.72    2.88
   3    1.32           0.84           44    6.48    4.32    3.84    3.00
   4    1.32           0.96           45    6.96    4.80    4.20    3.12
   5    1.44           0.96           46    7.20    5.04    4.32    3.36
   6    1.44           0.96           47    7.80    5.52    4.56    3.60
   7    1.44           0.96           48    8.16    5.76    4.80    3.72
   8    1.56           0.96           49    8.88    6.24    5.04    3.96
   9    1.56           1.08           50    9.24    6.60    5.28    4.20
  10    1.68           1.08           51    9.96    7.20    5.64    4.56
  11    1.68           1.08           52   10.20    7.32    5.76    4.56
  12    1.80           1.20           53   10.92    7.92    6.12    4.92
  13    1.92           1.20           54   11.04    8.16    6.24    5.04
  14    1.92           1.20           55   11.88    8.88    6.60    5.40
  15    2.04           1.32           56   12.12    9.12    6.72    5.52
  16    2.04           1.32           57   12.96    9.84    7.20    6.00
  17    2.16           1.44           58   13.20   10.08    7.32    6.00
  18    2.16           1.44           59   14.16   10.92    7.80    6.60
  19    2.28           1.44           60   14.40   11.16    7.80    6.72
  20    2.40   1.56    1.56   1.20    61   15.48   12.24    8.52    7.32
  21    2.40   1.68    1.56   1.20    62   15.72   12.48    8.64    7.44
  22    2.52   1.68    1.68   1.20    63   16.56   13.08    9.00    7.80
  23    2.64   1.68    1.68   1.32    64   17.16   13.80    9.48    8.28
  24    2.64   1.80    1.80   1.32    65   18.00   14.52    9.96    8.76
  25    2.76   1.92    1.80   1.44    66   18.36   14.88   10.08    8.88
  26    2.88   1.92    1.92   1.44    67   19.68   16.08   10.92    9.72
  27    3.00   2.04    1.92   1.44    68   20.04   16.44   11.04    9.96
  28    3.12   2.04    2.04   1.56    69   20.40   16.80   11.28   10.08
  29    3.24   2.16    2.16   1.56    70   21.12   17.64   11.88   10.68
  30    3.36   2.28    2.16   1.68    71   21.48   18.00   12.00   10.92
  31    3.48   2.28    2.28   1.68    72   21.72   18.36   12.24   11.16
  32    3.60   2.40    2.40   1.68    73   22.44   19.08   12.84   11.76
  33    3.84   2.52    2.40   1.80    74   22.68   19.44   12.96   12.00
  34    3.96   2.64    2.52   1.92    75   22.80   19.56   13.08   12.12
  35    4.08   2.76    2.64   1.92    76   21.96   18.96   12.60   11.76
  36    4.32   2.88    2.76   2.04    77   21.36   18.60   12.48   11.52
  37    4.44   3.00    2.88   2.16    78   20.76   18.12   12.12   11.28
  38    4.68   3.12    3.00   2.16    79   19.92   17.52   11.76   11.04
  39    4.80   3.24    3.12   2.28    80   18.96   16.80   11.28   10.56
  40    5.04   3.36    3.24   2.40


* One-twelfth of the Increase Commission on the portion of the increase remaining in force each month is paid monthly for one year after the effective date of the requested increase in face amount. Age used is attained age of the insured on the effective date of the increase in face amount. Smkr. includes increased face amounts with premium class
   "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special". Std. includes increased face amounts with premium class "Standard" or "Standard Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the Total Face Amount after a Requested Increase.

                        SCHEDULE OF COMMISSION RATES
                                  EXHIBIT I


               VII.  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

            E. Cost of Living Increase Commissions per $1,000* of
               Increase in Face Amount

             1. Highest Total Face Amount** Less Than $250,000

             Male         Female                Male           Female
          Std./          Std./                Std./           Std./
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
   0    0.48           0.36           41    2.16    1.44    1.32    1.08
   1    0.48           0.36           42    2.28    1.56    1.44    1.08
   2    0.48           0.36           43    2.40    1.68    1.44    1.08
   3    0.48           0.36           44    2.52    1.68    1.56    1.20
   4    0.48           0.36           45    2.76    1.92    1.68    1.32
   5    0.60           0.36           46    2.88    2.04    1.68    1.32
   6    0.60           0.36           47    3.12    2.16    1.80    1.44
   7    0.60           0.36           48    3.24    2.28    1.92    1.44
   8    0.60           0.36           49    3.48    2.40    2.04    1.56
   9    0.60           0.36           50    3.60    2.52    2.16    1.68
  10    0.72           0.48           51    3.96    2.76    2.28    1.80
  11    0.72           0.48           52    4.08    3.00    2.28    1.80
  12    0.72           0.48           53    4.44    3.24    2.52    2.04
  13    0.72           0.48           54    4.56    3.36    2.52    2.04
  14    0.72           0.48           55    4.92    3.72    2.76    2.28
  15    0.84           0.48           56    5.16    3.84    2.88    2.40
  16    0.84           0.48           57    5.52    4.20    3.12    2.52
  17    0.84           0.60           58    5.76    4.44    3.24    2.64
  18    0.84           0.60           59    6.24    4.80    3.48    2.88
  19    0.96           0.60           60    6.48    5.04    3.60    3.00
  20    0.96   0.60    0.60   0.48    61    6.96    5.52    3.84    3.24
  21    0.96   0.72    0.60   0.48    62    7.32    5.76    3.96    3.48
  22    0.96   0.72    0.60   0.48    63    7.68    6.12    4.20    3.60
  23    1.08   0.72    0.72   0.48    64    8.16    6.60    4.56    3.96
  24    1.08   0.72    0.72   0.60    65    8.52    6.96    4.68    4.20
  25    1.08   0.72    0.72   0.60    66    9.00    7.32    4.92    4.32
  26    1.08   0.72    0.72   0.60    67    9.60    7.92    5.40    4.80
  27    1.20   0.84    0.72   0.60    68   10.08    8.40    5.64    5.04
  28    1.20   0.84    0.84   0.60    69   10.68    8.88    5.88    5.28
  29    1.32   0.84    0.84   0.60    70   11.40    9.60    6.48    5.88
  30    1.32   0.84    0.84   0.60    71   12.00   10.08    6.72    6.12
  31    1.44   0.96    0.96   0.72    72   12.60   10.68    7.08    6.48
  32    1.44   0.96    0.96   0.72    73   13.56   11.52    7.80    7.20
  33    1.44   0.96    0.96   0.72    74   14.28   12.24    8.16    7.56
  34    1.56   1.08    0.96   0.72    75   15.00   12.84    8.64    7.92
  35    1.68   1.08    1.08   0.72    76   15.72   13.56    9.12    8.40
  36    1.68   1.08    1.08   0.84    77   16.44   14.28    9.60    8.88
  37    1.80   1.20    1.08   0.84    78   17.16   15.00   10.08    9.36
  38    1.80   1.20    1.20   0.84    79   17.88   15.72   10.56    9.96
  39    1.92   1.32    1.20   0.96    80   18.72   16.56   11.16   10.44
  40    2.04   1.32    1.32   0.96


* One-twelfth of the Cost of Living Increase Commission on the portion of the increase remaining in force each month is paid monthly for one year after the effective date of the increase. Age used is attained age of the insured on the effective date of the increase in face amount. Smkr.
   includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special". Std. includes increased face amounts with premium class "Standard" or "Standard Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the Total Face Amount after a Requested Increase.

Please note:  A COLA increase alone will not trigger a change to the next higher band.

                        SCHEDULE OF COMMISSION RATES
                                  EXHIBIT I



               VII.  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

            E. Cost of Living Increase Commissions per $1,000* of
                          Increase in Face Amount

              2. Highest Total Face Amount** More Than $249,999

             Male         Female                Male           Female
          Std./          Std./                Std./           Std./
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
   0    0.48           0.36           41    2.04    1.44    1.32    0.96
   1    0.48           0.36           42    2.16    1.44    1.32    0.96
   2    0.48           0.36           43    2.28    1.56    1.44    1.08
   3    0.48           0.36           44    2.40    1.68    1.44    1.08
   4    0.48           0.36           45    2.64    1.80    1.56    1.20
   5    0.48           0.36           46    2.76    1.92    1.68    1.20
   6    0.60           0.36           47    2.88    2.04    1.68    1.32
   7    0.60           0.36           48    3.12    2.16    1.80    1.44
   8    0.60           0.36           49    3.36    2.40    1.92    1.44
   9    0.60           0.36           50    3.48    2.52    2.04    1.56
  10    0.60           0.36           51    3.72    2.64    2.16    1.68
  11    0.60           0.36           52    3.96    2.76    2.16    1.80
  12    0.72           0.48           53    4.20    3.12    2.40    1.92
  13    0.72           0.48           54    4.32    3.24    2.40    2.04
  14    0.72           0.48           55    4.68    3.48    2.64    2.16
  15    0.72           0.48           56    4.92    3.72    2.76    2.28
  16    0.72           0.48           57    5.28    3.96    2.88    2.40
  17    0.84           0.48           58    5.52    4.20    3.00    2.52
  18    0.84           0.60           59    5.88    4.56    3.24    2.76
  19    0.84           0.60           60    6.24    4.80    3.36    2.88
  20    0.84   0.60    0.60   0.48    61    6.60    5.28    3.60    3.12
  21    0.96   0.60    0.60   0.48    62    6.96    5.52    3.84    3.24
  22    0.96   0.60    0.60   0.48    63    7.32    5.76    3.96    3.48
  23    0.96   0.60    0.60   0.48    64    7.80    6.24    4.32    3.72
  24    0.96   0.72    0.72   0.48    65    8.16    6.60    4.56    3.96
  25    1.08   0.72    0.72   0.48    66    8.64    6.96    4.68    4.20
  26    1.08   0.72    0.72   0.60    67    9.24    7.56    5.16    4.56
  27    1.08   0.72    0.72   0.60    68    9.72    7.92    5.40    4.80
  28    1.20   0.72    0.72   0.60    69   10.20    8.40    5.64    5.04
  29    1.20   0.84    0.84   0.60    70   10.92    9.12    6.12    5.52
  30    1.32   0.84    0.84   0.60    71   11.52    9.60    6.48    5.88
  31    1.32   0.84    0.84   0.60    72   12.12   10.20    6.72    6.12
  32    1.32   0.96    0.84   0.60    73   12.96   11.04    7.44    6.84
  33    1.44   0.96    0.96   0.72    74   13.56   11.64    7.80    7.20
  34    1.44   0.96    0.96   0.72    75   14.28   12.24    8.16    7.56
  35    1.56   1.08    0.96   0.72    76   15.00   12.96    8.64    8.04
  36    1.56   1.08    1.08   0.72    77   15.60   13.56    9.12    8.52
  37    1.68   1.08    1.08   0.84    78   16.32   14.28    9.60    8.88
  38    1.80   1.20    1.08   0.84    79   17.04   15.00   10.08    9.36
  39    1.80   1.20    1.20   0.84    80   17.88   15.72   10.56    9.96
  40    1.92   1.32    1.20   0.96


* One-twelfth of the Cost of Living Increase Commission on the portion of the increase remaining in force each month is paid monthly for one year after the effective date of the increase. Age used is attained age of the insured on the effective date of the increase in face amount. Smkr.
   includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special". Std. includes increased face amounts with premium class "Standard" or "Standard Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the Total Face Amount after a Requested Increase.

Please note:  A COLA increase alone will not trigger a change to the next higher band.

                     SCHEDULE OF COMMISSION RATES
                                EXHIBIT I
             VII.  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
           F.  Riders Increased/Issued After Basic Contract
    Spouse Insurance Benefit Commissions per $1,000* of Face Amount

             Male         Female                Male           Female
          Std./          Std./                Std./           Std./
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
  16    2.52           1.56           49   11.16    7.68    5.88    4.56
  17    2.64           1.56           50   11.64    8.04    6.12    4.80
  18    2.76           1.68           51   12.60    8.76    6.48    5.16
  19    2.76           1.68           52   13.20    9.24    6.72    5.40
  20    2.88   1.92    1.80   1.32    53   14.16   10.08    7.08    5.76
  21    3.00   1.92    1.80   1.44    54   14.16   10.20    7.08    5.76
  22    3.00   2.04    1.92   1.44    55   15.24   11.04    7.56    6.12
  23    3.12   2.04    1.92   1.44    56   15.96   11.64    7.80    6.48
  24    3.24   2.16    1.92   1.56    57   17.28   12.72    8.28    6.96
  25    3.36   2.16    2.04   1.56    58   18.00   13.32    8.64    7.20
  26    3.48   2.28    2.16   1.68    59   19.44   14.64    9.12    7.68
  27    3.60   2.40    2.16   1.68    60   20.28   15.36    9.48    8.16
  28    3.72   2.40    2.28   1.80    61   20.28   15.48    9.48    8.16
  29    3.84   2.52    2.40   1.80    62   21.72   16.80   10.20    8.88
  30    4.08   2.64    2.52   1.92    63   21.72   16.80   10.20    8.88
  31    4.20   2.76    2.64   1.92    64   22.68   17.76   10.68    9.36
  32    4.44   2.88    2.76   2.04    65   24.36   19.20   11.52   10.20
  33    4.56   2.88    2.88   2.04    66   24.96   19.80   11.76   10.44
  34    4.68   3.00    2.88   2.16    67   26.04   20.76   12.36   11.04
  35    4.92   3.12    3.00   2.28    68   27.36   22.08   12.96   11.76
  36    5.16   3.36    3.12   2.28    69   27.24   22.08   12.96   11.76
  37    5.40   3.48    3.24   2.40    70   27.72   22.56   13.32   12.12
  38    5.64   3.60    3.36   2.52    71   28.20   23.28   13.68   12.48
  39    6.00   3.84    3.60   2.76    72   27.84   23.04   13.68   12.48
  40    6.36   4.08    3.72   2.88    73   27.36   22.80   13.56   12.48
  41    6.84   4.56    3.96   3.00    74   27.60   23.28   13.92   12.84
  42    7.08   4.68    4.08   3.12    75   28.68   24.48   14.64   13.68
  43    7.68   5.16    4.32   3.36    76   28.32   24.36   14.64   13.80
  44    8.04   5.40    4.56   3.48    77   27.84   24.00   14.64   13.80
  45    8.64   5.76    4.80   3.72    78   27.24   23.52   14.52   13.68
  46    9.12   6.12    5.04   3.84    79   27.12   23.52   14.52   13.68
  47    9.84   6.60    5.28   4.08    80   26.16   22.92   14.40   13.56
  48   10.32   6.96    5.52   4.32

* One-twelfth of the Spouse Insurance Benefit Commission on the portion of the rider face amount remaining in force each month is paid monthly for one year after the effective date on increases in face amount of the rider and on riders issued after the basic contract. Age used is issue age of the spouse or, for increases in face amount, attained age of the spouse on the effective date of the increase. Smkr. includes riders with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr. includes riders with face amounts/increased face amounts having premium class "Nonsmoker" or "Nonsmoker Special". Std.
   includes riders with face amounts/increased face amounts having premium class "Standard" or "Standard Special".

         CHILD INSURANCE BENEFIT COMMISSION PER $1,000 OF FACE AMOUNT
           Commission is $2.76 per $1,000. One-twelfth of the commission is paid monthly.

                            SCHEDULE OF COMMISSION RATES
                                      EXHIBIT I


VIII. ANNUITY CONTRACTS


      A. SINGLE PREMIUM ANNUITY CONTRACTS
                                                    First Year     Renewal
                                                    Commission   Commissions
                                                    ----------   -----------
         1. Single Premium Immediate Annuity

            a. Life Annuity                            2.50%        None

            b. Fixed Period Installment Annuity

                          Tier One
                          (Fixed period: 5-9 yrs.)     1.00%        None

                          Tier Two
                          (Fixed period: 10-14 yrs.)   1.75         None

                          Tier Three  (Fixed
                           period: 15 or more yrs.)    2.50         None


         2. Single Premium Deferred Annuity            3.00%        None


         The commission is a percentage of the single premium paid and credited to the contract.


      B. FLEXIBLE PREMIUM DEFERRED ANNUITY '89 CONTRACTS

         VARIABLE ANNUITY CONTRACTS

         Qualified (other than TSA) and Non-qualified

            CONTRACT YEAR 1                     SUCCEEDING YEARS
            ===============                     ================

              First Year                           Service
              Commission                          Commission
              ----------                          ----------
                  3%                                  3%

         The commission is a percentage of all premium paid and credited to the contract whenever paid and credited.


      C. FLEXIBLE PREMIUM DEFERRED ANNUITY CONTRACTS  --  TSA QUALIFIED

         PRE-FPA '89 QUALIFIED


         1. On Rollover Premium

            3% of any premiums paid to and credited by the Society which are transfers of distribution from other tax-qualified plans (Rollover Premium).


         2. On premiums not in excess of the Stipulated Annual Premium or the premium paid during the first contract year, whichever is less (excluding Rollover Premium).

                   CONTRACT YEAR 1         SUCCEEDING YEARS
                   ===============  ==============================

                        1st Year        Renewal         Service
              Age*     Commission      Commission      Commission
              ---      -----------     ----------      ----------
             0-59           6       Continuous at 1%       1%
            60 and up       3       Continuous at 1%       1%


         3. On premiums in excess of the Stipulated Annual Premium or the premium paid in the first contract year, whichever is less (excluding Rollover Premium).

                         CONTRACT YEAR 1            SUCCEEDING YEARS
                     ========================   =========================

                                                               Special
                       Renewal      Service      Service       Service
             Age*     Commission   Commission   Commission   Commission**
             ---      ----------   ----------   ----------   ----------
             0-59         1%           1%           2%           6%
            60 and up     1            1            2            3


      D. FLEXIBLE PREMIUM DEFERRED ANNUITY CONTRACTS  --  NONQUALIFIED
                                                          (PRE-FPA '89)


         1. On premiums not in excess of the Stipulated Annual Premium or the premium paid during the first contract year, whichever is less.

                           CONTRACT YEAR 1        SUCCEEDING YEARS
                           ===============        ================

                               1st Year                Service
              Age*            Commission              Commission
              ---             ----------              ----------
             0-59                 3%                      3%
            60 and up             3                       2


         2. On premiums in excess of the Stipulated Annual Premium or the premium paid in the first contract year, whichever is less.

                      CONTRACT YEAR 1         SUCCEEDING YEARS
                      ===============  ===============================

                          Service        Service      Special Service
              Age*       Commission     Commission      Commission**
              ---        ----------     ----------      ----------
              0-59           3%             3%              3%
             60 and up       2              2%              3%


      * Age of annuitant on contract anniversary prior to date of premium payment for Service Commission. Age at issue for Renewal Commission and 1st year Commission.

      ** Paid in lieu of any other Service Commission on premium paid to and credited by the Society in a renewal contract year in excess of the highest total premium paid in any prior contract year. The total premium paid in the first contract year is the lesser of the Stipulated Annual Premium and the premiums paid in that year. Rollover premium is excluded from consideration in all contract years.

                            SCHEDULE OF COMMISSION RATES
                                      EXHIBIT I


IX.   HEALTH INSURANCE

      Commissions are a percentage of the premium due and payable on the coverage during each year (excluding any extra premium paid for aviation or temporary extra premium).


      A. Health Contracts

         Disability Income and BOE (1988 Series)

                                               1st - 4th    Continuous
         Level Premium                 First    Renewal      Renewals
         Contracts:  DI/BOE             Year   Commission   Thereafter
         ------------------             ----   ----------   ----------
         Noncancellable - DI/BOE
           Occ Classes 4A, 5A            50        10           3
           Occ Classes 1A*, 2A, 3A       45         8           3

         Guaranteed Renewable - DI/BOE
           Occ Classes 4A, 5A            45        10           3
           Occ Classes 1A*, 2A, 3A       40         8           3

        *BOE available for Occ. Class 2A through 5A only.


                                       Renewal               Continuous
         Step Rate             First  Commission  Commission  Renewals
         Contracts:  DI        Year   Until Step   At Step   Thereafter
         --------------        ----   ----------   -------   ----------

         Noncancellable-
           All Classes          45         3         35**         3

         Guaranteed Renewable-
           All Classes          40         3         35**         3


      ** The commission at the step and the renewal commissions thereafter are paid to the DR assigned at the time of the step.

                                 THIS PAGE IS
                              INTENTIONALLY BLANK

                                 THIS PAGE IS
                              INTENTIONALLY BLANK

                            SCHEDULE OF COMMISSION RATES
                                      EXHIBIT I

IX.      HEALTH INSURANCE

         Surrender Value:
         Combined DI Contract and SV Rider
         ---------------------------------

         Commissions for the SV product are calculated using Level Premium Commission rates for the base contract and at least a 3% commission rate for the surrender value rider. Blended commission rates are listed below.

                      Occ. Class 4A,5A            Occ. Class 1A,2A,3A
                      ================            ===================
                                    1st-4th                      1st-4th
                    First Year      Renewal      First Year      Renewal
                    ----------      -------      ----------      -------
      Issue
       Age         NC        GR      NC&GR      NC        GR      NC&GR
       ---         --        --      -----      --        --      -----
      18-26        37        33        8        33        30        7
       27          36        33        8        33        29        7
       28          36        32        8        32        29        7
       29          35        32        8        32        28        7
       30          35        31        8        31        28        7
       31          34        31        8        31        28        7
       32          34        31        8        31        27        7
       33          34        30        8        30        27        7
       34          33        30        8        30        27        7
       35          33        30        8        30        27        7
       36          32        29        8        29        26        7
       37          32        29        8        29        26        6
       38          31        28        8        28        25        6
       39          31        28        8        28        25        6
       40          30        27        7        27        24        6
       41          29        27        7        27        24        6
       42          28        26        7        26        23        6
       43          28        25        7        25        23        6
       44          27        24        7        24        22        6
       45          26        23        7        23        21        6
       46          25        23        7        23        20        6
       47          24        22        6        22        20        6
       48          23        21        6        21        19        6
       49          22        20        6        20        18        5
       50          21        19        6        19        17        5
       51          20        18        6        18        16        5
       52          19        17        6        17        16        5
       53          18        17        6        17        15        5
       54          17        16        6        16        14        5
       55          17        15        5        15        14        5

       Renewals thereafter are continuous at 3%.

       NC = Noncancellable Disability Income
       GR = Guaranteed Renewable Disability Income
       SV = Surrender Value

                            SCHEDULE OF COMMISSION RATES
                                      EXHIBIT I


IX.   HEALTH INSURANCE

                             CONTRACT YEAR 1                 RENEWAL YEARS
                             ===============   =============================

                                                               Continuous***
                                                   1st            Renewal
                               First Year        Renewal        Commissions
                               Commission       Commission      Thereafter
                               ----------       ----------      -----------

Disability Income (1980 Series)
   Noncancellable -
      Occ. Classes 4A,5A           50%             l7%              5%
      Occ. Classes 3A,2A           45              17               5
   Guaranteed Renewable
      Occ. Classes 2A,1A           40              10               4

Business Overhead (1980 Series)    45              17               5

Long Term Care (1992 Series)*      35**             5               3

Long Term Care (1990 Series)*      35**             5               5***

Long Term Care (1987 Series)       35               5               5***

Family Hospital
   Issue Ages 60 and Under         40              10               4
   Issue Age 61                    35              10               4
   Issue Age 62                    30              10               4
   Issue Age 63                    25              10               4
   Issue Age 64                    20              10               4

MagniMed
   Issue Ages 60 and Under         15             None              7
   Issue Age 61                    13             None              7
   Issue Age 62                    11             None              7
   Issue Age 63                     9             None              7
   Issue Age 64                     7             None              7

MagniMed ElectaCare
   Issue Ages 60 and Under         20             None              5
   Issue Age 61                    18             None              5
   Issue Age 62                    15             None              5
   Issue Age 63                    12             None              5
   Issue Age 64                     9             None              5

InterMed                           15             None             None
InterMed ElectaCare                15             None             None
SuppliMed - 83 Series              15             None              5
SupliMed, SuppliMed Plus,
   and SuppliMed Premiere          20             None              3


* State variations are given in the Amendment section at the end of this Schedule.


** The Long Term Care (1992 and 1990 Series) First Year Commission Rate for issue ages higher than 70 reduces 1% per year until it reaches 21% at issue age 84. (The first year commission percent = 35-(Issue
     Age - 70) for issue ages higher than 70.)


*** Exception: Renewal commissions for Long Term Care (1987 and 1990 Series) are paid through renewal year 4; zero thereafter.


      B. Health Insurance Riders

         The First Year, Renewal and Service Commission rates for any Health Insurance riders, except the Maternity Benefit rider, attached to a Health Insurance contract will be the same as the corresponding commission rates for the Health Insurance contract. No commission is paid on the Maternity Benefit rider.

                            SCHEDULE OF COMMISSION RATES
                                      EXHIBIT I


X.    SUPPLEMENTAL BENEFITS

      Commission rates for supplemental benefits issued with the basic contract will be the same as the corresponding commission rates for the basic contract.

      Commission rates for supplemental benefits issued after the basic contract will be determined by the Society.



XI.   SETTLEMENT OPTIONS

      The commission is a percentage of the proceeds applied under one of the following Income Settlement Options.


                                                                  First Year
                                                                  Commission
                                                                  ----------

      A. Current Life Income Settlement Options                      2.50%


      B. Non-withdrawable Fixed Period Settlement Options

         Tier One (Fixed period:  5 through 9 yrs.)                  1.00%

         Tier Two (Fixed period:  10 through 14 yrs.)                1.75

         Tier Three (Fixed period:  15 or more yrs.)                 2.50


      No commission is payable on amounts left on Deposit or on amounts applied under withdrawable Fixed Amount or Fixed Period Settlement Options.

                         SCHEDULE OF COMMISSION RATES
                                  EXHIBIT IA

                                TARGET PREMIUMS

           I.  FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE  -  SERIES II

      A. Basic Contract* - Highest Total Face Amount** Less Than $250,000

    Issue     Male         Female      Issue     Male           Female
     Age   Smkr.  Nsmkr. Smkr.  Nsmkr.  Age  Smkr.   Nsmkr.   Smkr.   Nsmkr.
============================================================================
      0    3.00          3.00           38    9.60    7.80    7.56    6.60
      1    3.00          3.00           39   10.20    8.16    8.04    7.08
      2    3.00          3.00           40   10.80    8.64    8.52    7.44
      3    3.00          3.00           41   11.76    9.24    9.24    7.80
      4    3.00          3.00           42   12.84    9.84    9.84    8.28
      5    3.00          3.00           43   13.80   10.56   10.56    8.64
      6    3.00          3.00           44   14.88   11.16   11.16    9.12
      7    3.00          3.00           45   15.84   11.76   11.88    9.48
      8    3.00          3.00           46   17.04   12.60   12.72   10.08
      9    3.00          3.00           47   18.36   13.44   13.56   10.68
     10    3.00          3.00           48   19.56   14.40   14.28   11.40
     11    3.12          3.00           49   20.88   15.24   15.12   12.00
     12    3.24          3.00           50   22.08   16.08   15.96   12.60
     13    3.24          3.12           51   23.76   17.40   17.16   13.56
     14    3.36          3.12           52   25.44   18.72   18.36   14.52
     15    3.48          3.12           53   27.24   19.92   19.56   15.60
     16    3.72          3.12           54   28.92   21.24   20.76   16.56
     17    3.84          3.24           55   30.60   22.56   21.96   17.52
     18    4.08          3.24           56   32.76   24.36   23.52   18.96
     19    4.20          3.36           57   34.92   26.28   25.20   20.28
     20    4.44   3.96   3.36   3.00    58   37.50   28.08   26.76   21.72
     21    4.56   4.08   3.48   3.12    59   39.36   30.00   28.44   23.04
     22    4.80   4.20   3.72   3.36    60   41.52   31.80   30.00   24.48
     23    4.92   4.44   3.84   3.48    61   43.92   34.20   32.28   26.88
     24    5.16   4.56   4.08   3.72    62   46.32   36.60   34.68   29.16
     25    5.28   4.68   4.20   3.84    63   48.84   39.00   36.96   31.56
     26    5.52   4.80   4.32   3.96    64   51.24   41.40   39.36   33.84
     27    5.76   5.04   4.44   4.08    65   53.64   43.80   41.64   36.24
     28    5.88   5.16   4.68   4.20    66   56.76   47.16   44.04   38.76
     29    6.12   5.40   4.80   4.32    67   59.76   50.52   46.32   41.28
     30    6.36   5.52   4.92   4.44    68   62.88   53.88   48.72   43.68
     31    6.60   5.76   5.16   4.68    69   65.88   57.24   51.00   46.20
     32    6.84   5.88   5.40   4.80    70   69.00   60.60   53.40   48.72
     33    7.20   6.12   5.52   5.04    71   73.20   64.92   56.40   51.84
     34    7.44   6.24   5.76   5.16    72   77.40   69.36   59.40   55.08
     35    7.68   6.48   6.00   5.40    73   81.60   73.68   62.52   58.20
     36    8.28   6.96   6.48   5.76    74   85.80   78.12   65.52   61.44
     37    8.88   7.32   6.96   6.24    75   90.00   82.44   68.52   64.56

*    Smkr. includes premium class "Smoker" and "Smoker Special"; Nsmkr.
     includes premium class "Nonsmoker" and "Nonsmoker Special".

**   The Highest Total Face Amount is the greater of  1) the Initial Face
     Amount or  2) the Total Face Amount after a requested increase.

Add $31.56 per contract to cover the monthly expense.

                         SCHEDULE OF COMMISSION RATES
                                  EXHIBIT IA

                                TARGET PREMIUMS

           I.  FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE  -  SERIES II

      B. Basic Contract* - Highest Total Face Amount** More Than $249,999

    Issue     Male         Female      Issue     Male           Female
     Age   Smkr.  Nsmkr. Smkr.  Nsmkr.  Age  Smkr.   Nsmkr.   Smkr.   Nsmkr.
============================================================================
     16    2.88          2.40           46   13.20    9.72    9.84    7.80
     17    3.00          2.52           47   14.16   10.44   10.44    8.28
     18    3.24          2.52           48   15.12   11.16   11.04    8.88
     19    3.24          2.64           49   16.08   11.76   11.64    9.24
     20    3.48   3.12   2.64   2.40    50   17.04   12.48   12.36    9.72
     21    3.60   3.24   2.76   2.40    51   18.36   13.44   13.20   10.44
     22    3.72   3.24   2.88   2.64    52   19.68   14.40   14.16   11.28
     23    3.84   3.48   3.00   2.76    53   21.00   15.36   15.12   12.00
     24    4.08   3.60   3.24   2.88    54   22.32   16.44   16.08   12.84
     25    4.08   3.60   3.24   3.00    55   23.64   17.40   16.92   13.56
     26    4.32   3.72   3.36   3.12    56   25.32   18.84   18.12   14.64
     27    4.44   3.96   3.48   3.24    57   27.00   20.28   19.44   15.72
     28    4.56   4.08   3.60   3.24    58   28.68   21.72   20.64   16.80
     29    4.80   4.20   3.72   3.36    59   30.36   23.16   21.96   17.76
     30    4.92   4.32   3.84   3.48    60   32.04   24.60   23.16   18.96
     31    5.16   4.44   4.08   3.60    61   33.96   26.40   24.96   20.76
     32    5.28   4.56   4.20   3.72    62   35.76   28.32   26.88   22.56
     33    5.64   4.80   4.32   3.96    63   37.80   30.24   28.56   24.48
     34    5.76   4.80   4.44   4.08    64   39.36   31.80   30.24   26.04
     35    6.00   5.04   4.68   4.20    65   41.52   33.96   32.28   28.08
     36    6.48   5.40   5.04   4.44    66   43.68   36.24   33.84   29.88
     37    6.84   5.64   5.40   4.80    67   45.96   38.88   35.64   31.80
     38    7.44   6.00   5.88   5.16    68   48.84   41.76   37.80   33.96
     39    7.92   6.36   6.24   5.52    69   50.28   43.80   39.00   35.28
     40    8.40   6.72   6.60   5.76    70   52.68   46.32   40.80   37.20
     41    9.12   7.20   7.20   6.00    71   57.00   50.52   43.92   40.32
     42    9.96   7.68   7.68   6.48    72   59.28   53.04   45.48   42.12
     43   10.68   8.16   8.16   6.72    73   62.52   56.52   47.88   44.64
     44   11.52   8.64   8.64   7.08    74   65.88   60.00   50.28   47.16
     45   12.24   9.12   9.24   7.32    75   69.12   63.36   52.68   49.68

*    Smkr. includes premium class "Smoker" and "Smoker Special"; Nsmkr.
     includes premium class "Nonsmoker" and "Nonsmoker Special".

**   The Highest Total Face Amount is the greater of  1) the Initial Face
     Amount or  2) the Total Face Amount after a requested increase.

Add $31.56 per contract to cover the monthly expense.

                         SCHEDULE OF COMMISSION RATES
                                  EXHIBIT IA

                               TARGET PREMIUMS

              II. FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                     SERIES III, IV AND JUVENILE-ISSUE

            A. Basic Contract* - Highest Total Face Amount** of
                                 Series III and IV Less Than $250,000

            (No limit on face amount of Juvenile-Issue Contract)

   Issue      Male         Female      Issue     Male           Female
    Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age  Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
     0    2.52            2.52          41   11.76    9.24    9.24    7.80
     1    2.52            2.52          42   12.72    9.84    9.84    8.28
     2    2.52            2.52          43   13.68   10.56   10.56    8.64
     3    2.52            2.52          44   14.88   11.16   11.16    9.12
     4    2.52            2.52          45   15.84   11.76   11.88    9.48
     5    2.52            2.52          46   17.04   12.60   12.72   10.08
     6    2.52            2.52          47   18.12   13.44   13.56   10.68
     7    2.52            2.52          48   19.20   14.40   14.28   11.40
     8    2.52            2.52          49   20.40   15.24   15.12   12.00
     9    2.52            2.52          50   21.72   16.08   15.96   12.60
    10    2.52            2.52          51   23.28   17.04   17.16   13.56
    11    2.64            2.52          52   24.96   18.00   18.36   14.52
    12    2.76            2.52          53   26.76   19.20   19.56   15.60
    13    2.88            2.64          54   28.92   20.40   20.76   16.56
    14    3.12            2.76          55   30.60   21.84   21.96   17.52
    15    3.36            2.88          56   32.76   23.40   23.52   18.96
    16    3.60            3.00          57   34.92   25.08   25.20   20.28
    17    3.84            3.12          58   37.20   27.12   26.76   21.72
    18    4.08            3.24          59   39.36   29.28   28.44   23.04
    19    4.20            3.36          60   41.52   31.80   30.00   24.48
    20    4.44    3.96    3.36   3.00   61   43.92   34.20   32.28   26.88
    21    4.56    4.08    3.48   3.12   62   46.32   36.60   34.68   29.16
    22    4.80    4.20    3.72   3.36   63   48.84   39.00   36.96   31.56
    23    4.92    4.44    3.84   3.48   64   51.24   41.40   39.36   33.84
    24    5.16    4.56    4.08   3.72   65   53.64   43.80   41.64   36.24
    25    5.28    4.68    4.20   3.84   66   56.76   47.16   44.04   38.76
    26    5.52    4.80    4.32   3.96   67   59.76   50.52   46.32   41.28
    27    5.76    5.04    4.44   4.08   68   62.88   53.88   48.72   43.68
    28    5.88    5.16    4.68   4.20   69   65.88   57.24   51.00   46.20
    29    6.12    5.40    4.80   4.32   70   69.00   60.60   53.40   48.72
    30    6.36    5.52    4.92   4.44   71   73.20   64.92   56.40   51.84
    31    6.60    5.76    5.16   4.68   72   77.40   69.36   59.40   55.08
    32    6.84    5.88    5.40   4.80   73   81.60   73.68   62.52   58.20
    33    7.20    6.12    5.52   5.04   74   85.80   78.12   65.52   61.44
    34    7.44    6.24    5.76   5.16   75   90.00   82.44   68.52   64.56
    35    7.68    6.48    6.00   5.40   76   94.20   86.88   71.64   67.80
    36    8.28    6.96    6.48   5.76   77   98.40   91.20   74.64   70.92
    37    8.88    7.32    6.96   6.24   78  102.60   95.64   77.64   74.16
    38    9.60    7.80    7.56   6.60   79  106.80   99.96   80.64   77.28
    39   10.20    8.16    8.04   7.08   80  111.00  104.28   83.64   80.40
    40   10.80    8.64    8.52   7.44


*    Smkr. includes premium class "Smoker" and "Smoker Special"; Nsmkr.
     includes premium class "Nonsmoker" and "Nonsmoker Special".

**   The Highest Total Face Amount is the greater of  1) the Initial Face
     Amount or  2) the Total Face Amount after a requested increase.

Add $22.08 per Juvenile-Issue contract and $28.32 per "Series III or IV" contract to cover the monthly administrative charge.


                           SCHEDULE OF COMMISSION RATES
                                    EXHIBIT IA

                                 TARGET PREMIUMS

                 II. FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                                SERIES III AND IV

            B. Basic Contract* - Highest Total Face Amount** More
                                 Than $249,999 and Less Than $500,000

   Issue      Male          Female     Issue     Male           Female
    Age   Smkr.   Nsmkr.  Smkr. Nsmkr.  Age  Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
    20    3.48    3.12    2.64   2.40   51   18.00   13.32   13.20   10.44
    21    3.60    3.24    2.76   2.40   52   19.32   14.04   14.16   11.28
    22    3.72    3.24    2.88   2.64   53   20.76   14.88   15.12   12.00
    23    3.84    3.48    3.00   2.76   54   22.20   15.84   16.08   12.84
    24    4.08    3.60    3.24   2.88   55   23.64   16.92   16.92   13.56
    25    4.08    3.60    3.24   3.00   56   25.32   18.24   18.12   14.64
    26    4.32    3.72    3.36   3.12   57   27.00   20.28   19.44   15.72
    27    4.44    3.96    3.48   3.24   58   28.68   21.72   20.64   16.80
    28    4.56    4.08    3.60   3.24   59   30.36   22.92   21.96   17.76
    29    4.80    4.20    3.72   3.36   60   32.04   24.60   23.16   18.96
    30    4.92    4.32    3.84   3.48   61   33.96   26.40   24.96   20.76
    31    5.16    4.44    4.08   3.60   62   35.76   28.32   26.88   22.56
    32    5.28    4.56    4.20   3.72   63   37.80   30.24   28.56   24.48
    33    5.64    4.80    4.32   3.96   64   39.36   31.80   30.24   26.04
    34    5.76    4.80    4.44   4.08   65   41.52   33.96   32.28   28.08
    35    6.00    5.04    4.68   4.20   66   43.68   36.24   33.84   29.88
    36    6.48    5.40    5.04   4.44   67   45.96   38.88   35.64   31.80
    37    6.84    5.64    5.40   4.80   68   48.84   41.76   37.80   33.96
    38    7.44    6.00    5.88   5.16   69   50.28   43.80   39.00   35.28
    39    7.92    6.36    6.24   5.52   70   52.68   46.32   40.80   37.20
    40    8.40    6.72    6.60   5.76   71   57.00   50.52   43.92   40.32
    41    9.12    7.20    7.20   6.00   72   59.28   53.04   45.48   42.12
    42    9.96    7.68    7.68   6.48   73   62.52   56.52   47.88   44.64
    43   10.68    8.16    8.16   6.72   74   65.88   60.00   50.28   47.16
    44   11.52    8.64    8.64   7.08   75   69.12   63.36   52.68   49.68
    45   12.24    9.12    9.24   7.32   76   72.48   66.84   55.08   52.20
    46   13.08    9.72    9.84   7.80   77   75.72   70.20   57.48   54.72
    47   13.92   10.44   10.44   8.28   78   79.08   73.68   59.88   57.24
    48   14.88   11.16   11.04   8.88   79   82.32   77.04   62.28   59.76
    49   15.84   11.76   11.64   9.24   80   85.56   80.40   64.56   62.16
    50   16.80   12.48   12.36   9.72


*    Smkr. includes premium class "Smoker" and "Smoker Special"; Nsmkr.
     includes premium class "Nonsmoker" and "Nonsmoker Special".

**   The Highest Total Face Amount is the greater of  1) the Initial Face
     Amount or  2) the Total Face Amount after a requested increase.

Add $28.32 per contract to cover the monthly administrative charge.


                           SCHEDULE OF COMMISSION RATES
                                     EXHIBIT IA

                                  TARGET PREMIUMS

                 II. FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                                 SERIES III AND IV

      C. Basic Contract* - Highest Total Face Amount** More Than $499,999

   Issue      Male          Female     Issue     Male           Female
    Age   Smkr.   Nsmkr.  Smkr. Nsmkr.  Age  Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
    20    2.64    2.16    1.80   1.56   51   12.24    9.00    9.00    7.08
    21    2.64    2.28    1.92   1.68   52   13.20    9.60    9.60    7.68
    22    2.64    2.40    2.04   1.80   53   14.16   10.20   10.20    8.16
    23    2.64    2.40    2.16   1.92   54   15.24   10.92   10.92    8.76
    24    2.76    2.52    2.28   2.04   55   16.32   11.64   11.64    9.36
    25    2.76    2.52    2.28   2.04   56   17.52   12.60   12.48   10.08
    26    2.88    2.64    2.40   2.16   57   18.72   13.68   13.32   10.80
    27    3.00    2.76    2.52   2.28   58   20.04   14.88   14.28   11.52
    28    3.12    2.76    2.52   2.28   59   21.36   16.08   15.36   12.36
    29    3.24    2.88    2.64   2.40   60   22.56   17.28   16.32   13.32
    30    3.36    2.88    2.64   2.40   61   23.88   18.60   17.52   14.52
    31    3.48    3.00    2.76   2.52   62   25.20   19.80   18.84   15.84
    32    3.60    3.12    2.88   2.64   63   26.52   21.12   20.16   17.16
    33    3.72    3.12    2.88   2.64   64   27.96   22.56   21.48   18.60
    34    3.96    3.24    3.00   2.76   65   29.40   24.00   22.80   19.92
    35    4.08    3.36    3.12   2.88   66   30.96   25.68   24.12   21.24
    36    4.32    3.60    3.36   3.12   67   32.40   27.36   25.20   22.56
    37    4.68    3.84    3.60   3.36   68   34.08   29.28   26.52   23.88
    38    4.92    4.08    3.84   3.60   69   36.00   31.20   27.96   25.32
    39    5.28    4.32    4.20   3.84   70   38.16   33.60   29.52   27.00
    40    5.64    4.56    4.44   3.96   71   40.68   36.24   31.44   28.92
    41    6.12    4.92    4.80   4.20   72   43.56   39.24   33.48   31.08
    42    6.60    5.16    5.16   4.32   73   46.80   42.48   35.88   33.48
    43    7.20    5.52    5.52   4.56   74   50.52   46.20   38.64   36.24
    44    7.80    5.76    6.00   4.80   75   54.72   50.16   41.64   39.24
    45    8.28    6.12    6.24   4.92   76   58.08   53.52   44.16   41.76
    46    8.88    6.60    6.72   5.28   77   61.44   56.88   46.56   44.16
    47    9.36    6.96    7.08   5.52   78   64.68   60.12   48.96   46.68
    48    9.96    7.44    7.44   5.88   79   68.04   63.48   51.36   49.08
    49   10.56    7.92    7.92   6.24   80   71.28   66.72   53.76   51.48
    50   11.28    8.40    8.40   6.60


*    Smkr. includes premium class "Smoker" and "Smoker Special"; Nsmkr.
     includes premium class "Nonsmoker" and "Nonsmoker Special".

**   The Highest Total Face Amount is the greater of  1) the Initial Face
     Amount or  2) the Total Face Amount after a requested increase.

Add $28.32 per contract to cover the monthly administrative charge.


                           SCHEDULE OF COMMISSION RATES
                                     EXHIBIT IA

                                  TARGET PREMIUMS

III.  RIDERS AND SUPPLEMENTAL BENEFITS

      Target Premium equals the annual cost of the rider or supplemental benefit divided by 0.95.



IV.   SPECIAL CLASS

      Target Premium for a special class table rating equals the extra annual cost for the table rating divided by 0.95.

      Premiums paid for aviation coverage and temporary extra premiums are not commissionable.

                                  EXHIBIT IA

                        SCHEDULE OF COMMISSION RATES

            V.    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE RIDERS

                               TARGET PREMIUMS

A. SPOUSE RIDER

              Male          Female                Male           Female
   Issue  Std./           Std./        Issue Std./           Std./
    Age   Smkr.   Nsmkr.  Smkr. Nsmkr.  Age  Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
    16    5.40            3.24          49   23.76   16.32   12.48    9.72
    17    5.52            3.36          50   24.84   17.16   12.96   10.20
    18    5.76            3.48          51   26.76   18.72   13.68   10.92
    19    5.88            3.60          52   27.96   19.68   14.28   11.40
    20    6.12    4.08    3.72   2.88   53   30.24   21.48   15.12   12.24
    21    6.36    4.20    3.84   3.00   54   31.56   22.56   15.72   12.72
    22    6.48    4.32    3.96   3.12   55   33.96   24.60   16.68   13.68
    23    6.72    4.44    4.08   3.12   56   35.52   25.92   17.28   14.28
    24    6.96    4.56    4.20   3.24   57   38.28   28.20   18.36   15.36
    25    7.08    4.68    4.44   3.36   58   39.96   29.64   19.08   15.96
    26    7.44    4.80    4.56   3.48   59   43.08   32.40   20.28   17.16
    27    7.68    5.04    4.68   3.60   60   45.00   34.08   21.12   18.12
    28    7.92    5.16    4.92   3.72   61   47.04   35.88   22.08   18.96
    29    8.28    5.40    5.04   3.84   62   50.64   39.12   23.76   20.64
    30    8.64    5.52    5.28   3.96   63   52.92   41.04   24.84   21.72
    31    9.00    5.76    5.52   4.20   64   55.32   43.20   26.16   22.80
    32    9.36    6.00    5.76   4.32   65   59.52   46.92   28.08   24.84
    33    9.72    6.24    6.00   4.44   66   62.28   49.44   29.40   26.16
    34   10.08    6.48    6.12   4.56   67   65.16   51.96   30.96   27.60
    35   10.56    6.72    6.36   4.80   68   70.20   56.64   33.36   30.00
    36   10.92    7.08    6.72   4.92   69   73.56   59.64   35.16   31.68
    37   11.40    7.32    6.96   5.16   70   77.04   62.76   37.08   33.60
    38   11.88    7.68    7.20   5.40   71   82.92   68.40   40.20   36.72
    39   12.84    8.28    7.68   5.76   72   86.88   72.12   42.60   39.00
    40   13.44    8.76    7.92   6.00   73   91.08   75.84   45.00   41.52
    41   14.52    9.60    8.40   6.36   74   98.52   83.04   49.56   45.96
    42   15.12    9.96    8.76   6.60   75  106.20   90.72   54.36   50.88
    43   16.32   10.92    9.24   7.08   76  111.00   95.28   57.60   54.12
    44   17.04   11.40    9.60   7.32   77  115.92   99.96   61.08   57.36
    45   18.48   12.36   10.32   7.92   78  120.84  104.76   64.56   60.84
    46   19.44   12.96   10.68   8.16   79  125.88  109.68   68.28   64.44
    47   21.00   14.16   11.28   8.76   80  130.92  114.84   72.12   68.04
    48   21.96   14.88   11.76   9.12

*    Smkr. includes premium class "Smoker" or "Smoker Special";
     Nsmkr. includes premium class "Nonsmoker" or "Nonsmoker Special".
     Std. includes premium class "Standard" or "Standard Special".

                                  CHILD RIDER

              TARGET PREMIUM EQUALS $5.76 PER $1,000 OF FACE AMOUNT.





                     DISTRICT REPRESENTATIVE AGREEMENT

                           LUTHERAN BROTHERHOOD
                          Minneapolis, Minnesota


                        AMENDMENT TO EXHIBIT I, IA
                       SCHEDULE OF COMMISSION RATES



                  FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                     SERIES III, IV, AND JUVENILE-ISSUE

               Exhibit I, Section VI and Exhibit IA, Section II


1.  All columns headed by "Male" are amended to read "Male/Unisex**"

2.  Add a footnote which reads:

    **Unisex rates are used for contracts which prohibit discrimination on the basis of gender.



                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

         Exhibit I, Section VII. C1,C2,D1,D2,E1,E2  --  Basic Contract
              C3, F-Spouse Insurance Benefit (except in Montana)
                          and Exhibit IA, Section V.


1.  All columns headed by "Male" are amended to read "Male/Unisex**"

2.  Add a footnote which reads:

    **Unisex rates are used for contracts which prohibit discrimination on the basis of gender.


C3, F-SPOUSE INSURANCE BENEFIT:  MONTANA ONLY

1.  All columns headed by "Female" are amended to read "Female/Unisex**"

2.  Add a footnote which reads:

    **Unisex rates are used for contracts which prohibit discrimination on the basis of gender.





                     DISTRICT REPRESENTATIVE AGREEMENT

                           LUTHERAN BROTHERHOOD
                          Minneapolis, Minnesota


                       SCHEDULE OF COMMISSION RATES
                          AMENDMENT TO EXHIBIT I


Section VIII.  HEALTH INSURANCE


The following rates apply to Long Term Care (1992 Series) contracts sold to residents of the indicated state.


                      INDIANA           WISCONSIN          MICHIGAN

                    COMMISSIONS        COMMISSIONS        COMMISSIONS

                          Continuous       Continuous          Continuous
          Issue             Renewal          Renewal             Renewal
           Age      Year 1  Year 2+  Year 1  Year 2+   Year 1-3  Year 4+
           ---      ------  -------  ------  -------   --------  -------
          50-71      18%      9%       24%      7%        18%       3%
           72        18       9        24       7         17        3
           73        17       9        23       7         17        3
           74        16       9        23       7         16        3
           75        16       9        23       6         16        3
           76        16       8        23       6         16        3
           77        16       8        23       6         15        3
           78        16       8        22       6         15        3
           79        16       8        21       6         14        3
           80        15       8        20       6         14        3
           81        15       8        20       5         14        3
           82        14       8        20       5         13        3
           83        14       7        20       5         13        3
           84        14       7        19       5         12        3



                     DISTRICT REPRESENTATIVE AGREEMENT

                           LUTHERAN BROTHERHOOD
                          Minneapolis, Minnesota


                       SCHEDULE OF COMMISSION RATES
                          AMENDMENT TO EXHIBIT I

Section VIII.  HEALTH INSURANCE

The following rates apply to Long Term Care (1990 Series) contracts sold to residents of the indicated state.

                                     Commissions          Commissions
MICHIGAN          Issue Ages         Years 1,2&3           Years 4&5
                  ----------        --------------        -----------
                    50-70                 17%                  5%
                    71-73                 16                   5
                    74-76                 15                   5
                    77-79                 14                   5
                    80-82                 13                   5
                    82-84                 12                   5


                                       1st Year           Commissions
WISCONSIN         Issue Ages          Commissions      Years 2,3,4,5&6
                  ----------          -----------      -----------------
                    50-70                 27%                  7%
                      71                  26                   7
                      72                  25                   7
                    73-74                 24                   7
                    75-76                 24                   6
                      77                  23                   6
                      78                  22                   6
                      79                  21                   6
                    80-81                 20                   6
                    82-83                 20                   5
                      84                  19                   5


                                       1st Year           Commissions
INDIANA           Issue Ages          Commissions       Years 2,3,4,5&6
                  ----------          -----------      -----------------
                    50-70                 18%                 10%
                    71-72                 18                   9
                      73                  17                   9
                    74-75                 16                   9
                    76-77                 16                   8
                    78-79                 15                   8
                      80                  14                   8
                    81-82                 14                   7
                    83-84                 13                   7





                     DISTRICT REPRESENTATIVE AGREEMENT

                           LUTHERAN BROTHERHOOD
                          Minneapolis, Minnesota


                       SCHEDULE OF COMMISSION RATES
                          AMENDMENT TO EXHIBIT I


Section VIII.  HEALTH INSURANCE


The following rates apply to Long Term Care (1992 Series) contracts sold to residents of the indicated state.


                                 DELAWARE

                                COMMISSIONS

         Issue
          Age        Year 1     Year 2     Year 3    Year 4    Year 5+
          ---        ------     ------     ------    ------    -------
         50-72         16%        16%        16%        8%        3%
           73          16         16         16         5         3
           74          16         16         16         3         3
           75          16         16         13         3         3
           76          16         16         11         3         3
           77          16         16         10         3         3
           78          16         16          9         3         3
           79          16         16          7         3         3
           80          16         16          5         3         3
           81          16         16          4         3         3
           82          16         16          3         3         3
           83          16         13          3         3         3
           84          16         12          3         3         3








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#20710

